As filed with the Securities and Exchange Commission on October 6, 1998
                                                       Registration Nos. 2-16590

                                                                         811-945
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 -------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933                          [X]

                         Pre-Effective Amendment No.                         [ ]

                        Post-Effective Amendment No. 64                      [X]

                                     and/or

                             REGISTRATION STATEMENT
                                    Under the
                         INVESTMENT COMPANY ACT OF 1940
                                                                             [X]

                                Amendment No. 64                             [X]

                        (Check appropriate box or boxes.)

                                 -------------

                      Phoenix Worldwide Opportunities Fund

         (Exact Name of Registrant as Specified in Declaration of Trust)

                                 -------------

               101 Munson Street, Greenfield, Massachusetts 01301
               (Address of Principal Executive Offices) (Zip Code)


                           c/o Phoenix Equity Planning
                       Corporation -- Shareholder Services
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)

                                  -------------

                               Thomas N. Steenburg
                      Vice President, Counsel and Secretary

                        Phoenix Investment Partners, Ltd.

                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                     (name and address of Agent for Service)

                                  -------------

                  Approximate Date of Proposed Public Offering:


             It is proposed that this filing will become effective (check appropriate box)


             [X] immediately upon filing pursuant to paragraph (b)
             [ ] on          pursuant to paragraph (b) of Rule 485

             [ ] 60 days after filing pursuant to paragraph (a)(i)
             [ ] on         pursuant to paragraph (a)(i)
             [ ] 75 days after filing pursuant to paragraph (a)(ii)
             [ ] on        pursuant to paragraph (a)(ii) of Rule 485.
             If appropriate, check the following box:
             [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                      PHOENIX WORLDWIDE OPPORTUNITIES FUND


                   Cross Reference Sheet Pursuant to Rule 404



                                     PART A


 Part I of Form N-1A                                                      Prospectus Caption
 -------------------                                                      ------------------
  1.     Cover Page ...................................................   Cover Page

  2.     Synopsis .....................................................   Introduction; Fund Expenses

  3.     Condensed Financial Information ..............................   Financial Highlights

  4.     General Description of Registrant ............................   Introduction; Investment Objectives and Policies;
                                                                          Investment Techniques and Related Risks; Additional
                                                                          Information

  5.     Management of the Fund .......................................   Introduction; Management of the Fund; Distribution
                                                                          Plans

 5A.     Management's Discussion of Fund Performance ..................   Performance Information

  6.     Capital Stock and Other Securities ...........................   Introduction; Investment Restrictions; Dividends,
                                                                          Distributions and Taxes; Additional Information;
                                                                          Investor Account Services

  7.     Purchase of Securities Being Offered .........................   How to Buy Shares; Distribution Plans; Net Asset
                                                                          Value; Investor Accounts and Services Available

  8.     Redemption or Repurchase .....................................   How to Redeem Shares

  9.     Pending Legal Proceeding .....................................   Not Applicable


                                     PART B
  Part I of Form N-1A                                                     Statement of Additional Information
  -------------------                                                     -----------------------------------
 10.     Cover Page ...................................................   Cover Page

 11.     Table of Contents ............................................   Table of Contents

 12.     General Information ..........................................   Cover Page; The Fund

 13.     Investment Objectives and Policies ...........................   Cover Page; Investment Objective and Policies;
                                                                          Investment Restrictions

 14.     Management of the Fund .......................................   Trustees and Officers

 15.     Control Persons and Principal Holders of Securities ..........   Trustees and Officers

 16.     Investment Advisory & Other Services .........................   Services of the Adviser; The Distributor; Distribution
                                                                          Plans

 17.     Brokerage Allocation and Other Practices .....................   Portfolio Transactions and Brokerage

 18.     Capital Stock and Other Securities ...........................   The Fund

 19.     Purchase, Redemption and Pricing of Securities ...............   How to Buy Shares; Investor Account Services;
                                                                          Redemption of Shares; Net Asset Value

 20.     Tax Status ...................................................   Dividends, Distributions and Taxes

 21.     Underwriter ..................................................   The Distributor; Distribution Plans

 22.     Calculation of Performance Data ..............................   Performance Information

 23.     Financial Statements .........................................   Financial Statements

                                P H O E N I X
                                       F U N D S




Prospectus                                    October 6, 1998






                                              [TRIANGLE] PHOENIX WORLDWIDE
                                                         OPPORTUNITIES FUND


[PHOENIX LOGO] PHOENIX
               INVESTMENT PARTNERS

                     PHOENIX WORLDWIDE OPPORTUNITIES FUND
                               101 Munson Street
                              Greenfield, MA 01301

                                   PROSPECTUS

                                October 6, 1998


     Phoenix Worldwide Opportunities Fund (the "Fund") is a diversified open-end investment management company which invests in domestic and non-U.S. issuers, including companies, governments, governmental agencies and international organizations with the investment objective of capital appreciation. Equity securities are the major portion of the Fund's investments. Securities will be selected primarily for growth potential, and any income dividends derived from portfolio holdings will be considered incidental to the Fund's investment objective. There can be no assurance that the Fund's objective will be achieved.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, adviser, or distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which or to any person to whom it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 6, 1998, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.


     The Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency and involve investment risk, including possible loss of principal.

================================================================================
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
================================================================================

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                                TABLE OF CONTENTS



                                                    Page
                                                   -----
INTRODUCTION .....................................   3
FUND EXPENSES ....................................   4
FINANCIAL HIGHLIGHTS .............................   5
PERFORMANCE INFORMATION ..........................   6
INVESTMENT OBJECTIVE AND POLICIES ................   6
INVESTMENT TECHNIQUES AND RELATED RISKS ..........   7
INVESTMENT RESTRICTIONS ..........................   9
MANAGEMENT OF THE FUND ...........................   9
DISTRIBUTION PLANS ...............................  10
HOW TO BUY SHARES ................................  11
INVESTOR ACCOUNT SERVICES ........................  16
NET ASSET VALUE ..................................  17
HOW TO REDEEM SHARES .............................  17
DIVIDENDS, DISTRIBUTIONS AND TAXES ...............  19
ADDITIONAL INFORMATION ...........................  19

                                 INTRODUCTION

     This Prospectus describes the shares offered by and the operations of Phoenix Worldwide Opportunities Fund (the "Fund"). The Fund is a diversified, open-end management investment company established as a Massachusetts business trust. The Fund's investment objective is capital appreciation. The Fund invests in domestic and non-U.S. issuers.

Investment Adviser


     Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser of the Fund. The Adviser is a subsidiary of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation) and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Management Agreement and management fees.


Distributor and Distribution Plans

     Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor") serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."


     The Fund has adopted amended and restated distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") for all classes. Pursuant to the amended and restated distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.05% of the Fund's average daily Class A Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class A Shares and will pay the Distributor 0.25% for furnishing shareholder services ("Service Fee"). Although the Class A Share Plan continues to provide for a 0.05% distribution fee, the Distributor has voluntarily agreed to limit the Rule 12b-1 fee charged to Class A Shares to the 0.25% Service Fee for the fiscal year 1999. Pursuant to the amended and restated distribution plan adopted for Class B Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.75% of the Fund's average daily Class B Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class B Shares and will pay the Distributor 0.25% for a Service Fee. See "Distribution Plans."


Purchase of Shares

     The Fund offers two classes of shares which may be purchased at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of the purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


     Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company ("State Street Bank"), or an authorized agent, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," "How to Obtain Reduced Sales Charges on Class A Shares" and "Net Asset Value."

     Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank, or an authorized agent, with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."


     Shares of each Class represent an identical interest in the investment portfolio of the Fund and have the same rights, except that Class B Shares bear the cost of the higher distribution fees which cause the Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. See "How to Buy Shares."


Minimum Initial and Subsequent Investments

     The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."


Redemption of Shares


     Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank or an authorized agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."



Risk Factors

     There can be no assurance that the Fund will achieve its investment objectives. The Fund is intended for long-term investors who can accept the risks involved in investments in non-U.S. securities. Investing in such securities involves different risk considerations from those associated with investing solely in U.S. securities. In addition, investors should consider risks inherent in an international portfolio, including foreign exchange rate fluctuations and exchange controls, and certain of the investing policies which the Fund may employ, including the entering into of forward foreign currency exchange contracts and option transactions. Investors should be aware that the Fund's net asset value will fluctuate as the fair market value of the securities in which the Fund invests fluctuates. In addition, special risks may be presented by the particular types of securities in which the Fund may invest. See "Investment Objective and Policies."


Pending Change

     Subject to shareholder approval, Aberdeen Fund Managers Inc. will be appointed subadviser to PIC. On May 27, 1998, the Board of Trustees of Phoenix Worldwide Opportunities Fund approved a change of the portfolio management of the Fund and has recommended to shareholders that Aberdeen Fund Managers Inc. be retained as subadviser. This recommendation was submitted to shareholders in a proxy statement dated September 25, 1998.

                                 FUND EXPENSES


     The following table illustrates all fees and expenses a shareholder will incur. The fees and expenses set forth in the table were for fiscal year ended June 30, 1998.




                                                                                     Class A                 Class B
                                                                                      Shares                  Shares
                                                                                -----------------   -------------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)           4.75%                   None
Maximum Sales Load Imposed on Reinvested Dividends                                  None                      None
Deferred Sales Load                                                                 None            5% during the first
                                                                                                    year, decreasing 1%
                                                                                                    annually to 2%
                                                                                                    during the fourth
                                                                                                    and fifth years;
                                                                                                    decreasing to 0%
                                                                                                    after the fifth year.
Redemption Fee                                                                      None                      None
Exchange Fee                                                                        None                      None
Annual Fund Expenses
 (as a percentage of net assets)
 Management Fees                                                                      0.75%                   0.75%
 12b-1 Fees (a) (after waiver)                                                        0.25%                   1.00%
 Other Operating Expenses                                                             0.42%                   0.42%
                                                                                    ------                    ----
  Total Fund Operating Expenses                                                       1.42%(b)                2.17%
                                                                                    =======                   ====


-----------

     (a) "Rule 12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has voluntarily agreed to limit the fee on Class A Shares to 0.25% for the fiscal year 1999. For the fiscal year ended June 30, 1998, Class A 12b-1 Fees would have been 0.30% absent the waiver. Rule 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."

     (b) Total Fund Operating Expenses for Class A Shares would have been 1.47%, absent the 12b-1 Fee waiver, for the last fiscal year.




                                                                                   Cumulative Expenses
                                                                                   Paid for the Period
Example*                                                                1 year     3 years     5 years     10 years
--------                                                               --------   ---------   ---------   ---------
An investor would pay the following expenses on a $1,000 investment assuming, (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A Shares                                                          $61        $90         $121        $210
  Class B Shares                                                          $62        $88         $116        $231
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each time period:
  Class A Shares                                                          $61        $90         $121        $210
  Class B Shares                                                          $22        $68         $116        $231


*The purpose of the table above is to help the investor understand the various costs and expenses the investor will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A Shares after eight years. See "Management of the Fund," "Distribution Plans," and "How to Buy Shares."

                             FINANCIAL HIGHLIGHTS


     The following table sets forth certain financial information for respective fiscal years of the Fund. The financial information has been audited by PricewaterhouseCoopers LLP, independent accountants. Financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the Report of Independent Accountants and additional information relating to Fund performance) are available at no charge upon request by calling (800) 243-4361.



    (Selected data for a share outstanding throughout the indicated period)
--------------------------------------------------------------------------------


                                                              Class A
                                  ==========================================================
                                                      Year Ended June 30,
                                  ----------------------------------------------------------
                                     1998            1997            1996            1995
                                  ----------       --------        --------        ---------
Net asset value, beginning
 of period ....................     $10.75         $10.29           $9.04           $10.17
Income from investment
 operations:(7)
 Net investment
  income (loss) ...............       0.02           0.03(3)        (0.02)(3)         0.01(3)
 Net realized and
  unrealized gain
  (loss) ......................       2.97           1.25            1.87             0.56
                                  --------       --------        --------        ---------
  Total from investment
   operations .................       2.99           1.28            1.85             0.57
                                  --------       --------        --------        ---------
Less distributions:
 Dividends from net
  investment income ...........      (0.13)         (0.04)             --               --
 Dividends from net
  realized gains ..............      (1.20)         (0.78)          (0.60)           (1.37)
 In excess of net
  investment income ...........      (0.01)            --              --               --
 In excess of net
  realized gains ..............         --             --              --            (0.33)
                                  --------       --------        --------        ---------
  Total distributions .........      (1.34)        (0.82)          (0.60)           (1.70)
                                  --------       --------        --------        ---------
Change in net asset value .....       1.65           0.46            1.25            (1.13)
                                  --------       --------        --------        ---------
Net asset value, end of
 period .......................     $12.40         $10.75          $10.29            $9.04
                                  ========       ========        ========        =========
Total return(4) ...............      31.45%         13.40%          21.39%            6.53%
Ratios/supplemental data:
Net assets, end of period
 (thousands) ..................   $183,188       $153,005        $146,052        $ 126,481
Ratio to average net
 assets of:
 Operating expenses ...........       1.42%          1.53%           1.60%            1.80%
 Net investment
  income (loss) ...............       0.21%          0.34%          (0.19)%           0.16%
Portfolio turnover ............        156%           234%            245%             277%



                                                                          Class A
                                  =============================================================================
                                                              Year Ended June 30,
                                  -------------------------------------------------------------------------------
                                    1994         1993       1992             1991          1990           1989
                                  --------   --------     --------         -------       ---------       --------
Net asset value, beginning
 of period ....................      $8.00       $7.18        $6.82          $7.56         $7.49           $8.00
Income from investment
 operations:(7)
 Net investment
  income (loss) ...............       0.01        0.03         0.01(2)        0.23(1)       0.19(1)(3)     0.16
 Net realized and
  unrealized gain
  (loss) ......................       2.19        0.79         0.36          (0.67)        (0.02)          (0.53)
                                  --------      ------      -------       --------       -------         -------
  Total from investment
   operations .................       2.20        0.82         0.37          (0.44)         0.17           (0.37)
                                  --------      ------      -------       --------       -------         -------
Less distributions:
 Dividends from net
  investment income ...........      (0.03)         --        (0.01)         (0.30)        (0.10)          (0.14)
 Dividends from net
  realized gains ..............         --          --           --             --            --              --
 In excess of net
  investment income ...........         --          --           --             --            --              --
 In excess of net
  realized gains ..............         --          --           --             --            --              --
                                  --------     -------      -------       --------       -------         -------
  Total distributions .........      (0.03)         --        (0.01)         (0.30)        (0.10)          (0.14)
                                  --------     -------      -------       --------       -------         -------
Change in net asset value .....       2.17        0.82         0.36          (0.74)         0.07           (0.51)
                                  --------     -------      -------       --------       -------         -------
Net asset value, end of
 period .......................     $10.17       $8.00        $7.18          $6.82         $7.56           $7.49
                                  ========     =======      =======       ========       =======         =======
Total return(4) ...............      27.46%      11.42%        5.43%         (5.27)%        2.19%          (4.62)%
Ratios/supplemental data:
Net assets, end of period
 (thousands) ..................   $118,707     $88,870      $63,354        $59,874       $70,388         $33,881
Ratio to average net
 assets of:
 Operating expenses ...........       1.50%       1.88%        2.15%(2)       1.75%(1)      1.33%(1)        1.40%
 Net investment
  income (loss) ...............       0.09%       0.61%        0.16%          3.46%         2.44%           1.83%
Portfolio turnover ............        259%         95%          51%            76%          119%             87%



                                                            Class B
                                ----------------------------------------------------------------
                                                                                     From
                                                 Year Ended                        Inception
                                                  June 30,                          7/15/94
                                ---------------------------------------------         to
                                    1998          1997             1996             6/30/95
                                ----------- ---------------- ---------------- ------------------
Net asset value, beginning
 of period ....................     $10.53         $10.14           $8.98           $10.40
Income from investment
 operations:(7)
 Net investment
  income (loss) ...............      (0.06)         (0.03)(3)       (0.08)(3)        (0.02)(3)
 Net realized and
  unrealized gain
  (loss) ......................       2.90           1.21            1.84             0.30
                                   -------      ---------       ---------       ----------
  Total from investment
   operations .................       2.84           1.18            1.76             0.28
                                   -------      ---------       ---------       ----------
Less distributions:
 Dividends from net
  investment income ...........      (0.11)         (0.01)             --               --
 Dividends from net
  realized gains ..............      (1.20)         (0.78)          (0.60)           (1.37)
 In excess of net
  investment income ...........      (0.02)            --              --               --
 In excess of net
  realized gains ..............         --             --              --            (0.33)
                                   -------      ---------       ---------       ----------
  Total distributions .........      (1.33)         (0.79)          (0.60)           (1.70)
                                   -------      ---------       ---------       ----------
Change in net asset value .....       1.51           0.39            1.16            (1.42)
                                   -------      ---------       ---------       ----------
Net asset value, end of
 period .......................     $12.04         $10.53          $10.14            $8.98
                                   =======      =========       =========       ==========
Total return(4) ...............      30.61%         12.46%          20.50%            3.54%(5)
Ratios/supplemental data:
Net assets, end of period
 (thousands) ..................    $10,855         $8,412          $5,709           $2,849
Ratio to average net
 assets of:
 Operating expenses ...........       2.17%          2.29%           2.34%            2.61%(6)
 Net investment
  income (loss) ...............      (0.54)%        (0.35)%         (0.86)%          (0.33)%(6)
Portfolio turnover ............        156%           234%            245%             277%


----------

(1) Net investment income would have been $.22 and $.17 and the ratio of operating expenses to average net assets would have been 1.89% and 1.64% for the years ended June 30, 1991 and 1990, respectively, had the Adviser not reimbursed a portion of its management fees, pursuant to the then applicable expense limitations.


(2) Net investment income would have been the same $.01 and the ratio of operating expenses to average net assets would have been 2.18% for the year ended June 30, 1992, had the subadviser not reimbursed a portion of its management fees.

(3) Computed using average shares outstanding.


(4) Maximum sales charges are not reflected in the total return calculation.


(5) Not annualized

(6) Annualized


(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                            PERFORMANCE INFORMATION

     The Fund may, from time to time, include its total return in advertisements, sales literature or reports to shareholders or prospective investors. Total return figures are computed separately for Class A and Class B Shares in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.


     Standardized quotations of average annual total return for Class A and Class B Shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees paid by Class A Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may, from time to time, publish materials citing historical volatility for shares of the Fund.

     The Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Morgan Stanley Capital International World
(Net) Index, Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange or traded over the NASDAQ National Market System.


     Advertisements, sales literature and communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to a changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance including but not limited to: the S&P 500, Dow Jones Industrial Average, Morgan Stanley Capital International World (net) Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

     Performance information for the Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

     The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.


                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is capital appreciation. Any current income that is earned will be considered incidental to the achievement of capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval.

     The Fund invests in a diversified portfolio of securities of companies and governments located throughout the world. The Fund will not limit its investments to any particular regions of the world or to issuers of any particular size. The Adviser will seek to identify opportunities for capital appreciation in developed countries and in countries whose economies are still emerging and developing.

     Under normal circumstances, at least 65% of the total assets of the Fund will be invested in the securities of issuers located in at least three different countries, one of which will be the United States. The Fund will invest primarily in equity securities (common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks). The Fund may also invest up to 35% of its assets in non-convertible fixed-income securities of U.S. and non-U.S. issuers (described below) when it is determined by the Adviser that such securities are appropriate for achievement of the Fund's investment objective. The market value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, therefore investing in such fixed-income securities can provide an opportunity for capital appreciation when interest rates are expected to decline. The Fund may invest up to 5% of its net assets in fixed income securities rated below investment grade (commonly referred to as "junk bonds").

     The non-convertible fixed-income securities referred to above will consist of (1) corporate notes, bonds and debentures of U.S. issuers that are rated high grade (i.e., rated within the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO")) or, if unrated, are deemed by the Adviser to be of comparable quality to those securities that are rated high grade, (2) corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services chosen by the Adviser to rate foreign debt obligations or, if unrated, are deemed by the Adviser to be of comparable credit quality to rated securities that may be purchased and (3) Treasury bills, notes and bonds issued by the United States Government or its agencies or instrumentalities and securities issued by foreign governments and supranational agencies (such as the World
Bank).

     The Fund may, for daily cash management purposes, invest in the non-convertible fixed-income securities described above or in high quality money market securities. In addition, the Fund may invest, without limit, in any combination of the U.S. government securities and money market securities referred to above when, in the opinion of the Adviser, it is determined that a temporary defensive position is warranted based upon current market conditions. In such instances, the Fund will not be achieving its stated investment objective.

     The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Adviser.


                    INVESTMENT TECHNIQUES AND RELATED RISKS


Covered Call Options

     The Fund may write covered call option contracts on U.S. securities which the Fund owns if such options are listed on an organized securities exchange and the Adviser determines that it is consistent with the Fund's investment objective.


Forward Foreign Currency Exchange Contracts

     In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency that the Adviser expects to decline in an amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency. For a discussion of the risks associated with such contracts, see "Risk Factors and Special Considerations."


Futures Contracts on Foreign Currencies and Options on Futures Contracts

     The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.


     The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."


Options on Foreign Currencies

     The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.


     The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Risk Factors and Special Considerations." To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.


     If, on the other hand, the Adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.


Other Policies

     The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.


     The Fund generally invests for the long-term; however, it may attempt to take advantage of short-term trends in the market occasioning more trading. In such cases, the Fund's annual portfolio turnover rate may exceed 100%. The annual portfolio turnover rate indicates changes in a fund's portfolio. Higher portfolio turnover in any given year will result in the payment by a fund of increased amounts of brokerage commissions and will result in the acceleration of realization of capital gains or losses for tax purposes.


Risk Factors and Special Considerations

     Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, differences and inefficiencies in transaction settlement systems, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems.


     Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.


     The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


     Significant portions of the Fund's assets will be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term.


     Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


     The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing (current) contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transactional costs associated with the use of these investment practices. These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if the Fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. The loss from investing in futures contracts is potentially unlimited.


     Lower rated securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to make principal and interest payments. In addition, the Fund does not have a policy requiring the sale of a security whose rating drops below investment grade. See "Special Considerations and Risk Factors" in the Statement of Additional Information.


Impact of the Year 2000 Issue

     The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The cost of modifying computer programs to become Year 2000 compliant may impact the financial performance and market price of companies whose securities are held by the Fund.

     The Trustees have directed management to ensure that the systems used by service providers (including Phoenix Investment Partners, Ltd. ("PXP") and its subsidiaries) in support of the Fund's operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PXP has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Since many of the core systems of PXP companies are investment related, PXP management believes that the majority of these systems are already Year 2000 compliant. PXP believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PXP companies or the Fund if such modifications and conversions are not completed timely.

     PXP will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Fund and is not expected to have a material impact on the operating results of PXP.


                            INVESTMENT RESTRICTIONS

     The Fund may not invest more than 25% of its total assets in any one industry. In addition, the Fund will not purchase any securities (excluding U.S. government securities) if by reason thereof more than 5% of its total assets (taken at current value) would then be invested in securities of a single issuer. See the Statement of Additional Information for a detailed description of all of the Fund's investment restrictions.


                            MANAGEMENT OF THE FUND

     The Fund is an open-end management investment company known as a mutual fund. The Trustees of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.


The Adviser

     The investment adviser to the Fund is PIC, which is located at 56 Prospect Street, Hartford, CT 06115-0486. PIC is a direct subsidiary of PXP and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company, a mutual insurance company engaged in the insurance and investment businesses. PIC also acts as the investment adviser or manager for Phoenix Multi-Sector Short Term Bond Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Strategic Equity Series Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds (except Real Estate Equity Securities, Enhanced Reserves and Core Equity Portfolios), Phoenix Multi-Portfolio Fund (except Real Estate Securities Portfolio), Phoenix Growth and Income Fund of Phoenix Equity Series Fund, Phoenix Investment Trust 97, Phoenix Strategic Allocation Fund, Inc., The Phoenix Edge Series Fund and Phoenix Multi-Sector Fixed Income Fund, Inc. The Adviser had approximately $21.6 billion in assets under management as of May 30, 1998. The Adviser has acted as an investment adviser for over sixty years.


     As compensation for its services, the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion, 0.70% of the Fund's average daily net assets between $1 billion and $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion. The total advisory fee of 0.75% of the aggregate net assets of the Fund is greater than that for most mutual funds; however, the Trustees have determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Fund.


     The ratio of management fees to average net assets for the fiscal year ended June 30, 1998 for Class A Shares and Class B Shares was 0.75%.


The Portfolio Managers

     The investment and trading decisions for the Fund are made by a team of the Adviser's equity investment professionals. The Adviser has retained Aberdeen Fund Managers Inc. for advice and assistance in making investment and trading decisions. Aberdeen Fund Managers Inc. does not have discretionary authority to manage the Fund.

     Subject to shareholder approval, effective October 27, 1998, Aberdeen Fund Managers Inc. will be appointed subadviser to PIC. As subadviser, a team of Aberdeen Fund Managers Inc. investment professionals will manage the Fund's foreign investments. Concurrently, a team of PIC investment professionals will manage the Fund's domestic investments.


The Financial Agent

     Equity Planning acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the aggregate daily net asset values of the Fund. Certain minimum fees and fee waivers may apply. For its services during the Fund's fiscal year ended June 30, 1998, Equity Planning received $97,030 or
 .06% of average net assets.



The Custodian and Transfer Agent

     The Custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian").

     Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $14.95 plus out of pocket expenses for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Equity Planning.

Brokerage Commissions

     Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.



                              DISTRIBUTION PLANS


     The offices of Equity Planning, the national distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. Michael E. Haylon and William R. Moyer, directors of Equity Planning, are officers of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, Leonard J. Saltiel, John
F. Sharry and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.



     Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.


     The sale of Fund shares through a securities broker affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.



     The Trustees have adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B

Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Fund shares and to pay for the furnishing of shareholder services. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.05% annually of the average daily net assets of the Fund's Class A Shares. However, the Distributor has voluntarily agreed to waive reimbursement for distribution expenses under the Class A Plan for the fiscal year 1999. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of the Fund's Class B Shares. In addition, under the Plans the Fund shall pay the Distributor 0.25% annually of the average daily net assets of the Fund for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and finance charges related to the payment of commissions; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the costs of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


     In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.

     Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payment or reimbursement occurs prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the service or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution-related expenses to expenses incurred in specified time periods.


     For the fiscal year ended June 30, 1998, the Fund paid $403,413 under the Class A Plan and $91,030 under the Class B Plan. The fees were used to compensate broker-dealers for servicing shareholder's accounts, including $13,032 paid to W.S. Griffith & Co., Inc., an affiliate, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At June 30, 1998, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $354,718 (equal to 0.18% of the Fund's net assets) which have been carried over into the present Class B Plan year.


     On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable class of outstanding shares of the Fund. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.


     The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.



                               HOW TO BUY SHARES

     The Fund currently issues two classes of shares. Class A Shares are sold to investors choosing the initial sales charge alternative. Class B Shares are sold to investors choosing the deferred sales charge alternative. The minimum initial purchase is $500, and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see Statement of Additional Information).Completed applications for the purchase of shares should be mailed to The Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution and services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution and services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution and services fee and incremental expenses associated with such distribution and services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Fund has undistributed net income.

     Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Shares issued will be electronically recorded in book entry form. A fee may be incurred by the shareholder for a previously issued lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares.


     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Shares of the Fund or shares of any other Affiliated Phoenix Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Affiliated Phoenix Fund, except if made in connection with the Systematic Exchange Privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Affiliated Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.



Alternative Sales Arrangements

     The alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution and services fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a maximum total value of $1,000,000.

     Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.

     Class A Shares are subject to a lower distribution and services fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution and services fee on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution and services fee and, for a five-year period, being subject to a contingent deferred sales charge.


Initial Sales Charge Alternative--Class A Shares

     The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of trading of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank, or an authorized agent, prior to the close of trading on the New York Stock Exchange.

     The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.


     Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank, or an authorized agent, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.


                        Sales Charge    Sales Charge   Dealer Discount
      Amount of        as Percentage   as Percentage    or Agency Fee
     Transaction        of Offering      of Amount     as Percentage of
  at Offering Price        Price          Invested     Offering Price*
--------------------- --------------- --------------- -----------------
Less than $50,000           4.75%           4.99%            4.25%
$50,000 but under
    $100,000                4.50%           4.71%            4.00%
$100,000 but under
    $250,000                3.50%           3.63%            3.00%
$250,000 but under
    $500,000                3.00%           3.09%            2.75%
$500,000 but under
  $1,000,000                2.00%           2.04%            1.75%
$1,000,000 or more         None            None              None**

--------------------
*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.


**In connection with Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.


     In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker/dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

      Purchase Amount        Payment to Broker/Dealer
      ---------------        ------------------------
$1,000,000 to $3,000,000                    1%
$3,000,001 to $6,000,000            0.50 of 1%
$6,000,001 or more                  0.25 of 1%

     If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment.



     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.



How To Obtain Reduced Sales Charges on Class A Shares

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


     Qualified Purchasers. No sales charge will be imposed on sales of shares to: (1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements;
(4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life Mutual Insurance Company or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than Affiliated Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Affiliated Phoenix Fund purchase and that a sales charge was paid; or (16) any deferred compensation plan established for the benefit of any Affiliated Phoenix Fund trustee or director; provided that sales made to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.

     In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisers or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Affiliated Phoenix Fund, (including Class B Shares and excluding Money Market Fund Series Class A Shares) if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. Class A Shares or shares of any other Affiliated Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Affiliated Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.


     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of an initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until completion of the investment, at which time escrowed shares are deposited to the investor's account. If the investor does not complete the investment and does not within 20 days after written request by Equity Planning or the dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.


     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Affiliated Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Affiliated Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of the purchases qualifies for a reduced sales charge.


     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are being sold without an initial sales charge, but are subject to a sales charge if redeemed within five years of purchase.

     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents for selling Class B Shares. The combination of the contingent deferred sales charge and the distribution and services fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.

     Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution and services fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.

     The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.


                         Contingent Deferred
                           Sales Charge as
                           a Percentage of
                            Dollar Amount
Year Since Purchase       Subject to Charge
-------------------      -------------------
  First                          5%
  Second                         4%
  Third                          3%
  Fourth                         2%
  Fifth                          2%
  Sixth                          0%


     In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first, Class B Shares held for over five-years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the five-year period are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

     For example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share has increased to $12 and, during such time, the investor has acquired 10 additional Class B Shares through dividend reinvestment. If, at such time the investor makes his first redemption of 50 Class B Shares (proceeds of $600), 10 shares will not be subject to charge because they were acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase) or $16.00.

     The contingent deferred sales charge is waived on redemptions of shares
(a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in
Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 701/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Affiliated Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into a Affiliated Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

     Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution and services fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution related expenses from the burden of such distribution related expenses.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.


     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect: (i) that the conversion of shares does not constitute a taxable event under federal income tax law; and (ii) the assessment of higher distribution and services fees and transfer agency costs with respect to Class B Shares does not result in dividends or distributions constituting "preferential dividends" under the Code. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversion of Class B Shares would occur, and shares might continue to be subject to the higher distribution and services fee for an indefinite period which may extend beyond the period ending eight (8) years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution and services fees and transfer agent costs relative to the Class B Shares it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.


                           INVESTOR ACCOUNT SERVICES

     The Fund mails periodic statements and reports to shareholders. In order to reduce the volume and cost of mailings, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports toll free at (800) 243-4361.



     In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574. More information relating to shareholder account services can be found in the Fund's Statement of Additional Information ("SAI").


Bank Draft Investing Program (Investo-Matic Plan)

     By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal checking or savings account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent, by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price.


Distribution Option

     The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to:
(1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased in your account at the then current net asset value. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


Systematic Withdrawal Program

     The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


Tax Sheltered Retirement Plans

     Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.



Exchange Privileges

     You may exchange shares of one Phoenix Fund for shares of another Affiliated Phoenix Fund without paying any fees or sales charges. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. Shares held in book-entry form may be exchanged for shares of the same class of other Affiliated Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Affiliated Phoenix Fund after the exchange is made; and (5) if you have elected not to use the telephone exchange privilege (see below), a properly executed exchange request must be received by the Transfer Agent. Exchanges may be made over the telephone or in writing and may be made at one time or systematically over a period of time. Note, each Affiliated Phoenix Fund has different investment objectives and policies. You should read the prospectus of the Affiliated Phoenix Fund into which the exchange is to be made before making any exchanges. This privilege may be modified or terminated at any time on 60 days' notice.


     Market Timer Restrictions. Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.


     Telephone Exchanges. If permitted in your state and unless you waive this privilege in writing, you or your broker may sell or exchange your shares over the phone by calling the Transfer Agent at (800) 243-1574. Reasonable procedures will be used to confirm that telephone instructions are genuine. In addition to requiring that the exchange is only made between accounts with identical registrations, the Transfer Agent may require address or other forms of identification and will record telephone instructions. All exchanges will be confirmed in writing to you. If procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or Transfer Agent may be liable for following telephone instructions that prove to be fraudulent. Broker/dealers other than the Distributor assume the risk of any loss resulting from any unauthorized telephone exchange instructions from their firm or their registered representatives. You assume the risk if the Transfer Agent acts upon unauthorized instructions it reasonably believes to be genuine. During times of severe economic or market changes, this privilege may be difficult to exercise or may be temporarily suspended. In such event, an exchange may be effected by written request by the registered shareowner(s).



                                NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. The total liability allocated to a class, plus that class's distribution and services fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     The Fund's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.


                             HOW TO REDEEM SHARES


     You have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption order, and any other required documentation in proper form, by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares," above). Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Fund does not charge any redemption fees. Payment for shares redeemed is made within seven days, provided that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.



     The requirements to redeem shares are outlined in the table below. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.


How can I sell my Shares?


[Telephone
 graphic] By Phone       o Sales up to $50,000
(800) 243-1574           o Not available on most retirement accounts
                         o Requests received after 4PM will be executed
                           on the following business day

                         o Letter of instruction from the registered owner
[Letter
Graphic] In Writing      o Letter of instruction from the registered owner
                           including the fund and account number and
                           the number of shares or dollar amount you
                           wish to sell

                         o No signature guarantee is required if your
                           shares are registered individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
                           Act, the proceeds of the redemption do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record


     Shares previously issued in certificate form cannot be redeemed until the certificated shares have been deposited to your account.

     Telephone Redemptions. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be temporarily suspended. In such event, a redemption may be effected by written request by following the procedure outlined above.

     Written Redemptions. If you elect not to use the telephone redemption or telephone exchange privileges, you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.



Account Reinstatement Privilege


     You have a one time privilege of using redemption proceeds from Class A and B Shares to purchase Class A Shares of any Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the federal income tax treatment of a disposition of shares.) A written request to reinstate your account must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinstatement Privilege.

Redemption of Small Accounts

     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $200.


Redemption in Kind

     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.



                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES


     The Fund intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code and to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If the Fund so qualifies, it generally will not be subject to federal income tax on the income it distributes. The discussion below is based on the assumption that the Fund will continue to qualify as a regulated investment company.



     The Fund intends to make distributions from net investment income semi-annually, and intends to distribute net realized capital gain, if any, at least annually.


     The Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain annual distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.



     Unless a shareholder elects to receive distributions in cash, dividends and capital gain distributions will be paid in additional shares of the Fund credited at the net asset value per share on the ex-date. Dividends and distributions, whether received in cash or in additional shares of the Fund, generally are subject to federal income tax and may be subject to state, local and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by the Fund.


     Long-term capital gains, if any, distributed to shareholders and which are designated by the Fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Fund have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

     Dividends and distributions generally will be taxable to shareholders in the taxable year in which they are received. However, dividends and distributions declared by the Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.

     A redemption or other disposition (including an exchange) of shares of the Fund generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon the shareholder's holding period for his or her shares. In addition, if shares of the Fund are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, which is the Fund's present intention, the Fund may elect to permit its shareholders to take, either as a credit or a deduction, their proportionate share of the foreign income taxes paid.


     The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.



Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.



                            ADDITIONAL INFORMATION

Organization of the Fund

     The Fund was originally incorporated in New York in 1956, and on January 13, 1992, the Fund was reorganized as a

Massachusetts business trust. The Fund has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by Phoenix Home Life Mutual Insurance Company and the affiliation with other Phoenix Funds.


     The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of beneficial interest of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, which has two classes of shares.

     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, as amended, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders may be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."

     The Declaration of Trust establishing the Fund (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.


Additional Inquiries
     Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semiannual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.


Registration Statement

     This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C. upon payment of the prescribed fee.

                         BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:


Account Type        Give Social Security Number or Tax Identification Number of
------------------------------------------------------------------------------------------------------

Individual                            Individual
------------------------------------------------------------------------------------------------------
Joint (or Joint Tenant)               Owner who will be paying tax
------------------------------------------------------------------------------------------------------
Uniform Gifts to Minors               Minor
------------------------------------------------------------------------------------------------------
Legal Guardian                        Ward, Minor or Incompetent
------------------------------------------------------------------------------------------------------
Sole Proprietor                       Owner of Business (also provide owner's name)
------------------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust     Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
------------------------------------------------------------------------------------------------------
Corporation, Partnership,
Other Organization                    Corporation, Partnership, Other Organization
------------------------------------------------------------------------------------------------------
Broker/Nominee                        Broker/Nominee
------------------------------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        o A corporation
        o Financial institution
        o Section 501(a) exempt organization (IRA, Corporate Retirement Plan, 403(b), Keogh)
        o United States or any agency or instrumentality thereof
        o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
        o International organization or any agency or instrumentality thereof
        o Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        o Real estate investment trust
        o Common trust fund operated by a bank under section 584(a)
        o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        o Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal
      Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.


-----------
This Prospectus sets forth concisely the information about the Phoenix Worldwide Opportunities Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated October 6, 1998. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended June 30, 1998 and is incorporated into the Statement of Additional Information by reference.





                 [Recycle Logo] Printed on recycled paper using soybean ink

Phoenix Funds                                               BULK RATE MAIL
PO Box 2200                                                  U.S. POSTAGE
Enfield  CT 06083-2200                                           PAID
                                                            SPRINGFIELD, MA
                                                            PERMIT NO. 444




[PHOENIX LOGO] PHOENIX
               INVESTMENT PARTNERS














PXP 691 (10/98)

                      PHOENIX WORLDWIDE OPPORTUNITIES FUND


                                101 Munson Street
                              Greenfield, MA 01301



                       Statement of Additional Information

                                 October 6, 1998


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Worldwide Opportunities Fund (the "Fund"), dated October 6, 1998, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.



                               TABLE OF CONTENTS


                                                 PAGE
                                                -----
THE FUND ......................................   1
INVESTMENT OBJECTIVE AND POLICIES .............   1
INVESTMENT RESTRICTIONS .......................   1
PERFORMANCE INFORMATION .......................   4
PORTFOLIO TRANSACTIONS AND BROKERAGE ..........   5
SERVICES OF THE ADVISER .......................   6
NET ASSET VALUE ...............................   7
HOW TO BUY SHARES .............................   8
INVESTOR ACCOUNT SERVICES .....................   8
REDEMPTION OF SHARES ..........................   9
DIVIDENDS, DISTRIBUTIONS AND TAXES ............   9
TAX SHELTERED RETIREMENT PLANS ................  11
THE DISTRIBUTOR ...............................  11
DISTRIBUTION PLANS ............................  12
TRUSTEES AND OFFICERS .........................  13
OTHER INFORMATION .............................  19


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                              TTY: (800) 243-1926







PXP 691B (10/98)

                                    THE FUND


     The Fund was originally incorporated in New York in 1956, and on January 13, 1992, the Fund was reorganized as a Massachusetts business trust. The Fund has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by Phoenix Home Life Mutual Insurance Company and the affiliation with other Phoenix Funds.



                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is capital appreciation. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval.

     Under normal circumstances, at least 65% of the total assets of the Fund will be invested in the securities of issuers located in at least three different countries, one of which will be the United States. The Fund will invest primarily in equity securities (common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks). The Fund may also invest up to 35% of its assets in non-convertible fixed-income securities of U.S. and non-U.S. issuers (described below) when the Adviser has determined that such securities are appropriate for the achievement of the Fund's investment objective. Because the market value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed-income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

     The non-convertible fixed-income securities referred to above will consist of (1) corporate notes, bonds and debentures of U.S. issuers that are rated high grade (i.e. within the three highest rating categories of Standard & Poor's or Moody's Investors Service) or, if unrated, are deemed by the Adviser to be of comparable quality to those securities that are rated high grade, (2) corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services chosen by the Adviser to rate foreign debt obligations or, if unrated, are deemed by the Adviser to be of comparable credit quality to rated securities that may be purchased and (3) Treasury bills, notes and bonds issued by the United States Government or its agencies or instrumentalities and securities issued by foreign governments and supranational agencies (such as World Bank).

     The Fund may, for daily cash management purposes, invest in the non-convertible fixed income securities described above or in high quality money market securities. In addition, the Fund may invest, without limit, in any combination of the U.S. Government securities and money market instruments referred to above when, in the opinion of the Adviser, it is determined that a temporary defensive position is warranted based upon current market conditions. In such instances, the Fund will not be achieving its stated investment objective.

     The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Adviser. The Adviser will advise the Fund with respect to all other investments for the Fund.

     Capital appreciation will more often than not be sought through long-term holdings but the Fund may attempt to take advantage of apparent short-term trends, and such operations will occasion more trading, and hence, more than normal brokerage commissions and other expenses. Investments are selected for the Fund in such proportions and amounts as deemed advisable, subject to the investment restrictions set forth herein (see "Investment Restrictions"), in accordance with the Adviser's judgment of investment opportunities and the general economic outlook.


                            INVESTMENT RESTRICTIONS


Fundamental Policies

     The following investment restrictions are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares).

     The Fund may not:

     1. Borrow money, except from a bank and then only if there is an asset coverage of at least 300%; provided, however, that the Fund may not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.


     2. Underwrite the sale of securities of other issuers (but the Fund may be deemed to be an underwriter in connection with any acquisition of restricted securities).


     3. Purchase or sell real estate.

     4. Purchase or sell commodities or commodity contracts; provided, however, that the terms commodities and commodity contracts shall not be deemed to include (i) forward foreign currency exchange contracts (ii) futures contracts on foreign currencies, (iii) options on futures contracts or (iv) options on foreign currencies.

     5. Lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate obligations.

     6. Issue senior securities except to the extent that it is permitted (a) to borrow money from banks pursuant to the Fund's investment restriction regarding the borrowing of money, and (b) to enter into transactions involving forward foreign currency exchange contracts, foreign currency futures contracts and options thereon, and options on foreign currencies as described in the Fund's Prospectus and this Statement of Additional Information.

     7. Invest more than 25% of its total assets in any one industry. For purposes of this policy, foreign governments and supranational agencies shall be deemed to be separate industries.

     8. Make short sales unless at the time of the sale the Fund owns, or by virtue of ownership of other securities, has the right to obtain, at least an equal amount of the securities sold short.

     9. Issue bonds, debentures, or senior equity securities.

     10. Issue any of its securities other than for cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution or in connection with a reorganization.

     11. Purchase securities on margin, except as may be permitted under the Investment Company Act of 1940 (the "1940 Act"), and except that, for purposes of this restriction, the deposit or payment of initial or variation margin in connection with the entry into or use of futures contracts will not be deemed to be a purchase of securities on margin.

     12. Invest in companies for the purpose of exercising control or management.

 13. Invest in securities of other investment companies except to the extent permitted by the 1940 Act.


Other Policies

     The following investment restrictions do not constitute fundamental policies and may, therefore, be changed without shareholder approval.

     The Fund intends to comply with the Statement of Policy on investment companies approved by certain state securities commissioners. Additional investment restrictions currently imposed by the Statement of Policy are as follows: The Fund will not


     1. Purchase any securities (excluding government securities) if by reason thereof more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.


     2. Purchase any securities if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including their predecessors) with less than three years of operating history.



     3. Invest more than 5% of its total assets in puts, calls, straddles, spreads, and/or any combination thereof.



     4. Invest in interests in oil, gas, or other mineral exploration or development programs.


     5. Invest more than 15% of its net assets in illiquid securities, comprised of assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


     In addition, the Fund has given undertakings to certain state securities commissioners to the effect that (a) the Fund will not purchase warrants (except warrants acquired by the Fund in units or attached to securities which may be deemed to be without value) in amounts in excess of 5% of the Fund's net assets, and (b) the Fund may purchase put or call options or combinations thereof written by others, provided the aggregate premiums paid for all such options held do not exceed 2% of the Fund's net assets.


Writing Covered Call Options

     The Fund may write covered call option contracts, which are options on securities that the Fund owns, if such options are listed on an organized securities exchange and the Adviser determines that such activity is consistent with the Fund's investment objective. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.


     Securities for the Fund's portfolio will continue to be bought and sold on the basis of investment considerations and appropriateness to the fulfillment of the Fund's investment objective. In order to close out a position, the Fund will normally make a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

Forward Foreign Currency Exchange Contracts

     In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.


Futures Contracts on Foreign Currencies and Options on Futures Contracts

     The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

     The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market".


Options on Foreign Currencies

     The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Special Considerations and Risk Factors." To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the Adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.


Segregated Accounts

     At the time of purchase of a futures contract, option on futures contract or forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the contract's market value minus initial margin deposit will be deposited in a pledged account with the Fund's custodian bank to fully collateralize the position.


Other Policies

     The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.


Special Considerations and Risk Factors

     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably for the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing forward contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transaction costs associated with the use of these investment practices.

     These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

     The Fund may invest up to 5% of its net assets in fixed income securities rated below investment grade (commonly referred to as "junk bonds"). Fixed income securities rated below investment grade are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Fixed income securities rated below investment grade may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default and a decline in prices of the issuer's lower-rated securities. The market for fixed income securities rated below investment grade may be thinner and less active than for higher-rated securities. The secondary market in which fixed income securities rated below investment grade are traded is generally less liquid than the market for higher grade debt securities.


                            PERFORMANCE INFORMATION


     The Fund may, from time to time, include its total return in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.


     Standardized quotations of average annual total return for Class A or Class B Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A or Class B Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P(1+T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid.


     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the EAFE (Europe, Australia, and Far East) Index, the MSCI World (Net) Index, the Europac Index, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rate or rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Morgan Stanley Capital International World (net) Index, Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figures to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


     For the 1, 5 and 10 year periods ended June 30, 1998, the average annual total return of the Class A Shares was 25.16%, 18.53% and 9.76%, respectively. For the one year ended June 30, 1998 and, since inception, July 15, 1994 for Class B Shares, the average annual total return was 26.61% and 16.20%, respectively. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A Share's aggregate total return quotation for the period commencing May 13, 1960 and ending June 30, 1998 was 3,048%.


     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.


     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders.


     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


     During the fiscal years ended June 30, 1996, 1997, and 1998, brokerage commissions paid by the Fund totalled $1,279,610, $1,136,406 and $911,734, respectively. Brokerage commissions of $729,387 were paid during the last fiscal year on portfolio transactions aggregating $325,528,828 and executed by brokers who provided research and other statistical and factual information.



                            SERVICES OF THE ADVISER


     Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory contract to Phoenix Investment Counsel, Inc. ("PIC"). PIC now serves as adviser for the Fund. National and PIC are both subsidiaries of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation) whose majority shareholder is Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut, where it is engaged in the insurance and investment business.

     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services, regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.


     The current Management Agreement was approved by the Trustees of the Fund on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and it will continue in effect until lapsed or terminated. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section (2)(a)(4) of the 1940 Act.

     The Management Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.


     As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the Fund's average daily net assets of up to $1 billion, 0.70% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended June 30, 1996, 1997, and 1998 amounted to $1,037,386, $1,137,290 and
$1,278,505, respectively.


     The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Fund reimburses all Trustees for their out-of-pocket expenses. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.

     In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not compensated by the Adviser, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Fund's existence as a Massachusetts business trust.


     Philip R. McLoughlin, a Trustee and officer of the Fund, is also a director of the Adviser. Michael E. Haylon and William R. Moyer, officers of the Fund, are also directors and officers of the Adviser. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, Leonard J. Saltiel, Thomas N. Steenburg and Pierre G. Trinque, officers of the Fund, are also officers of the Adviser.


                                NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer.

If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.



                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. See the Fund's current Prospectus for more information.


     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.



                           INVESTOR ACCOUNT SERVICES


     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.


Exchanges

     Under certain circumstances, shares of the Fund may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.


Dividend Reinvestment Across Accounts

     If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

                              REDEMPTION OF SHARES


     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any. See the Fund's current Prospectus for further information.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

     A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.


Redemption of Small Accounts

     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.


By Mail

     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.


Telephone Redemptions

     Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. See the Fund's current Prospectus for additional information.


Reinvestment Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to this privilege.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Fund intends to remain qualified as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things (a) derive in each taxable year at least 90% of its gross income from (i) dividends, (ii) interest, (iii) payments with respect to securities loans, (iv) gains from the sale or other disposition of stock or securities or foreign currencies, and (v) other income derived with respect to its business of investing in such stock, securities or currencies; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year.


     Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares, and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain distributions. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain distribution, will be taxable to shareholders as a long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken in account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within

90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to the declaration of a dividend or distribution, but the dividend or distribution generally would be taxable to them.


     Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.


     It is anticipated that the Fund will receive dividends from its investments, in which case dividends paid by the Fund from net investment income may qualify for the 70% corporate dividends received deduction, but only to the extent that such income is derived from dividends of domestic corporations.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to at least 98% of the Fund's capital gains net income for the 12-month period ending on October 31 of each calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund generally intends to distribute such income so as to avoid payment of the excise tax.


     Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, and December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such calendar year, provided that the dividend is actually paid by the Fund before February 1 of the following year.


     Based on the foregoing, the Fund's policy is to distribute to its shareholders at least 90% of net investment company taxable income, as defined above and in the Code, and any net realized capital gains for each year and, consistent therewith, to meet the distribution requirements of Part I of subchapter m of the Code. The Fund intends to meet the other requirements of
Part I of subchapter m, including the requirements with respect to diversification of assets and sources of income, so that the Fund will continue to qualify as a regulated investment company.

     Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.


     Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.


     Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.


     If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

     The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.



Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS Regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


                         TAX SHELTERED RETIREMENT PLANS


     Shares of the Fund and other Affiliated Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. PIC and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that PIC and its affiliates provide to the Phoenix Funds, and receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.



                                THE DISTRIBUTOR


     Phoenix Equity Planning Corporation, ("Equity Planning" or "Distributor"), acts as the Distributor of the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company and an affiliate of PIC. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years 1996, 1997, and 1998, purchasers of shares of the Fund paid aggregate sales charges of $132,820, $111,630 and $115,136, respectively, of which the Distributor received net commissions of $21,894, $32,104 and $36,903, respectively, for its services, the balance being paid to dealers.

     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Distribution Plans described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, re-allow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional re-allowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.




  First $200 million                            .085%
  $200 million to $400 million                  .05  %
  $400 million to $600 million                  .03  %
  $600 million to $800 million                  .02  %
  $800 million to $1 billion                    .015%
  Greater than $1 billion                       .0125%



     Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended June 30, 1998, Equity Planning received $97,030.


                               DISTRIBUTION PLANS

     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund and to pay for the furnishing of shareholder services. For the fiscal year 1999, the Distributor has voluntarily agreed to waive reimbursement of distribution expenses under the Class A Plan.

     Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.05% of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 0.75% of the average daily net assets of the Fund's Class B Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determines are reasonably calculated to result in the sale of shares of the Fund. In addition, the Fund shall pay the Distributor 0.25% annually of the average daily net assets of the Fund for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").


     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     No amounts paid or payable by the Fund under the Class A Plan may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. No such timing restriction exists under the Class B Plan. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which each Plan terminates.

     In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Distributor may from time to time pay, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, re-allow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional re-allowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.



     For the fiscal year ended June 30, 1998 the Fund paid Rule 12b-1 Fees in the amount of $494,443 of which the Distributor received $196,013, W.S. Griffith & Co., an affiliate, received $13,032 and unaffiliated broker-dealers received $285,398. The Rule 12b-1 payments were used for (1) compensation to dealers ($353,361), (2) compensation to sales personnel ($172,649), (3) advertising ($88,808), (4) service costs ($44,327), (5) printing and mailing of prospectuses to other than current shareholders ($11,871) and (6) other ($35,251).


     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures where made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Fund.


     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.



                             TRUSTEES AND OFFICERS


     The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115. The Trustees and executive officers are listed below:




                            Positions Held                        Principal Occupations
Name, Address and Age        With the Fund                       During the Past 5 Years
---------------------       --------------                       -----------------------
Robert Chesek (64)         Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                              Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                        Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present). Vice President, Common Stock, Phoenix Home Life
                                              Mutual Insurance Company (1980-1994). Director/Trustee, the
                                              National Affiliated Investment Companies (until 1993).

                               Positions Held                         Principal Occupations
Name, Address and Age          With the Fund                         During the Past 5 Years
---------------------          --------------                        -----------------------
E. Virgil Conway (69)         Trustee           Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                              present). Trustee/Director, Consolidated Edison Company of
Bronxville, NY 10708                            New York, Inc. (1970-present), Pace University (1978-
                                                present), Atlantic Mutual Insurance Company (1974-present),
                                                HRE Properties (1989-present), Greater New York Councils,
                                                Boy Scouts of America (1985-present), Union Pacific Corp.
                                                (1978-present), Blackrock Freddie Mac Mortgage Securities
                                                Fund (Advisory Director) (1990-present), Centennial Insurance
                                                Company (1974-present), Josiah Macy, Jr., Foundation (1975-
                                                present), The Harlem Youth Development Foundation (1987-
                                                present), Accuhealth (1994-present), Trism, Inc. (1994-
                                                present), Realty Foundation of New York (1972-present), New
                                                York Housing Partnership Development Corp. (Chairman)
                                                (1981-present) and Fund Directions (Advisory Director)
                                                (1993-present). Director/Trustee, Phoenix Funds (1993-
                                                present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                Duff & Phelps Institutional Mutual Funds (1996-present).
                                                Director, Duff & Phelps Utilities Tax-Free Income Inc. and
                                                Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                present). Member, Audit Committee of the City of New York
                                                (1981-1996). Advisory Director, Blackrock Fannie Mae
                                                Mortgage Securities Fund (1989-1996). Member (1990-1995),
                                                Chairman (1992-1995), Financial Accounting Standards
                                                Advisory Council. Director/Trustee, the National Affiliated
                                                Investment Companies (until 1993).

Harry Dalzell-Payne (69)      Trustee           Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                   Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present). Director,
                                                Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee, the
                                                National Affiliated Investment Companies (1983-1993).
                                                Formerly a Major General of the British Army.

*Francis E. Jeffries (68)     Trustee           Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apt. 1601                                       Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                Director, The Empire District Electric Company (1984-
                                                present). Director (1989-1997), Chairman of the Board (1993-
                                                1997), President (1989-1993), and Chief Executive Officer
                                                (1989-1995), Phoenix Investment Partners, Ltd.

                                Positions Held                         Principal Occupations
Name, Address and Age           With the Fund                         During the Past 5 Years
---------------------           --------------                        -----------------------
Leroy Keith, Jr. (59)          Trustee           Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                               Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Product Company                           Phoenix Duff & Phelps Institutional Mutual Funds (1996-
64 Ross Road                                     present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                               Evergreen International Fund, Inc. (1989-present). Trustee,
                                                 Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                 Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                 and Master Reserves Trust. President, Morehouse College
                                                 (1987-1994). Chairman and Chief Executive Officer, Keith
                                                 Ventures (1992-1994). Director/Trustee, the National Affiliated
                                                 Investment Companies (until 1993).

*Philip R. McLoughlin (51)     Trustee and       Chairman (1997-present), Director (1995-present), Vice
                               President         Chairman (1995-1997) and Chief Executive Officer (1995-
                                                 present), Phoenix Investment Partners, Ltd. Director (1994-
                                                 present) and Executive Vice President, Investments (1988-
                                                 present), Phoenix Home Life Mutual Insurance Company.
                                                 Director/Trustee and President, Phoenix Funds (1989-present).
                                                 Trustee and President, Phoenix-Aberdeen Series Fund and
                                                 Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                 present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                 (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                 Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                 (1995-present), Phoenix Investment Counsel, Inc. Director
                                                 (1984-present) and President (1990- present), Phoenix Equity
                                                 Planning Corporation. Director (1993-present), Chairman (1993-
                                                 present) and Chief Executive Officer (1993-1995), National
                                                 Securities & Research Corporation. Director, Phoenix Realty
                                                 Group, Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-
                                                 present), Phoenix Realty Investors, Inc. (1994-present), Phoenix
                                                 Realty Securities, Inc. (1994-present), PXRE Corporation
                                                 (Delaware) (1985-present), and World Trust Fund (1991-present).
                                                 Director and Executive Vice President, Phoenix Life and Annuity
                                                 Company (1996-present). Director and Executive Vice President,
                                                 PHL Variable Insurance Company (1995-present). Director,
                                                 Phoenix Charter Oak Trust Company (1996-present). Director and Vice President, PM Holdings, Inc. (1985-present). Director,
                                                 PHL Associates, Inc. (1995-present). Director and President,
                                                 Phoenix Securities Group, Inc. (1993-1995). Director (1992-
                                                 present) and President (1992-1994), W.S. Griffith & Co., Inc.
                                                 Director/Trustee, the National Affiliated Investment Companies
                                                 (until 1993).

**Everett L. Morris (70)       Trustee           Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                   Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                 Institutional Mutual Funds (1996-present). Director, Duff &
                                                 Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff
                                                 & Phelps Utility and Corporate Bond Trust Inc. (1993-
                                                 present).

                                 Positions Held                        Principal Occupations
Name, Address and Age            With the Fund                        During the Past 5 Years
---------------------            --------------                       -----------------------
*James M. Oates (52)            Trustee           Chairman, IBEX Capital Markets LLC (1997-present).
Managing Director                                 Managing Director, Wydown Group (1994-present). Director,
The Wydown Group                                  Phoenix Investment Partners, Ltd. (1995-present). Director/
IBEX Capital Markets LLC                          Trustee, Phoenix Funds (1987-present). Trustee, Phoenix-
60 State Street                                   Aberdeen Series Fund and Phoenix Duff & Phelps
Suite 950                                         Institutional Mutual Funds (1996-present). Director, AIB
Boston, MA 02109                                  Govett Funds. (1991-present), Blue Cross and Blue Shield of
                                                  New Hampshire (1994-present), Investors Financial Service
                                                  Corporation (1995-present), Investors Bank & Trust
                                                  Corporation (1995-present), Plymouth Rubber Co. (1995-
                                                  present), Stifel Financial (1996-present) and Command
                                                  Systems, Inc. (1998-present). Vice Chairman, Massachusetts
                                                  Housing Partnership (1992-present). Member, Chief
                                                  Executives Organization (1996-present). Director (1984-1994),
                                                  President (1984-1994) and Chief Executive Officer (1986-
                                                  1994), Neworld Bank. Director/Trustee, the National Affiliated
                                                  Investment Companies (until 1993).

*Calvin J. Pedersen (56)        Trustee           Director (1986-present), President (1993-present) and
Phoenix Investment                                Executive Vice President (1992-1993), Phoenix Investment
Partners, Ltd.                                    Partners, Ltd. Director/Trustee, Phoenix Funds (1995-present).
55 East Monroe Street                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Suite 3600                                        Phelps Institutional Mutual Funds (1996-present). President
Chicago, IL 60603                                 and Chief Executive Officer, Duff & Phelps Utilities Tax-Free
                                                  Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                  Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                  Bond Trust Inc. (1995-present).

**Herbert Roth, Jr. (69)        Trustee           Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                      Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                Edison Company (1978-present), Landauer, Inc. (medical
                                                  services) (1970-present),Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                  (diversified manufacturer) (1985-present). Member, Directors
                                                  Advisory Counsel, Phoenix Home Life Mutual Insurance
                                                  Company (1998-present). Director, Key Energy Group (oil rig service) (1988-1994) and Phoenix Home Life Mutual
                                                  Insurance Company (1972-1998). Director/Trustee, the
                                                  National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)                          Managing Director, Mullin Associates (1993-present).
102 Valley Road                                   Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                  Institutional Mutual Funds (1996-present). Vice President and
                                                  General Manager, Coats & Clark, Inc. (previously Tootal
                                                  American, Inc.) (1991-1993). Director/Trustee, the National
                                                  Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (67)                       Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                               Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                  (1995-present), Burroughs Wellcome Fund (1996-present),
                                                  HPSC Inc. (1995-present), and Compuware (1996-present).
                                                  Visiting Professor, University of Virginia (1997-present).
                                                  Director, Duty Free International, Inc. (1997) Chairman,
                                                  Dresing, Lierman, Weicker (1995-1996). Governor of the State
                                                  of Connecticut (1991-1995).

                               Positions Held                        Principal Occupations
Name, Address and Age          With the Fund                        During the Past 5 Years
---------------------          --------------                       -----------------------
Michael E. Haylon (40)        Executive         Director and Executive Vice President--Investments, Phoenix
                              Vice              Investment Partners, Ltd. (1995-present). Executive Vice
                              President         President, Phoenix Funds (1993-present) and Phoenix-
                                                Aberdeen Series Fund (1996-present). Executive Vice
                                                President (1997-present), Vice President (1996-1997),
                                                Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                (1994-present), President (1995-present), Executive Vice
                                                President (1994-1995), Vice President (1991-1994), Phoenix
                                                Investment Counsel, Inc. Director (1994-present), President
                                                (1996-present), Executive Vice President (1994-1996), Vice
                                                President (1993-1994), National Securities & Research
                                                Corporation. Director, Phoenix Equity Planning Corporation
                                                (1995-present). Senior Vice President, Securities Investments,
                                                Phoenix Home Life Mutual Insurance Company (1993-1995).
                                                Various other positions with Phoenix Home Life Mutual
                                                Insurance Company (1990-1993).

John F. Sharry (46)           Executive         Managing Director, Retail, Phoenix Equity Planning
                              Vice              Corporation (1995-present). Executive Vice President, Phoenix
                              President         Funds and Phoenix-Aberdeen Series Fund (1998-present).
                                                Managing Director, Director and National Sales Manager
                                                (December 1993-November 1995), Senior Vice President,
                                                Director and National Sales Manager (December 1992-
                                                December 1993), Putnam Funds.

William E. Keen, III (35)     Vice              Assistant Vice President (1996-present), Director of Mutual
100 Bright Meadow Blvd.       President         Fund Compliance (1995-1996), Phoenix Equity Planning
P.O. Box 2200                                   Corporation. Vice President, Phoenix Funds (1996-present),
Enfield, CT 06083-2200                          Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                present), and Phoenix-Aberdeen Series Fund (1996-present).
                                                Assistant Vice President, USAffinity Investments LP (1994-
                                                1995). Treasurer and Secretary, USAffinity Funds (1994-
                                                1995). Manager, Fund Administration, SEI Corporation (1991-
                                                1994).

William R. Moyer (54)         Vice              Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.       President         Investment Partners, Ltd. (1995-present). Senior Vice
P.O. Box 2200                                   President, Finance (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                          (1996-present), and Treasurer (1994-1996 and 1998-present),
                                                Phoenix Equity Planning Corporation. Director (1998-present),
                                                Senior Vice President (1990-present), Chief Financial Officer
                                                (1996-present) and Treasurer (1994-present), Phoenix
                                                Investment Counsel, Inc. Director (1998-present), Senior Vice
                                                President, Finance (1993-present), Chief Financial Officer
                                                (1996-present), and Treasurer (1994-present), National
                                                Securities & Research Corporation. Senior Vice President
                                                and Chief Financial Officer, Duff & Phelps Investment
                                                Management Co. (1996-present). Vice President, Phoenix
                                                Funds (1990-present), Phoenix-Duff & Phelps Institutional
                                                Mutual Funds (1996-present), Phoenix-Aberdeen Series Fund
                                                (1996-present). Vice President, Investment Products Finance,
                                                Phoenix Home Life Mutual Insurance Company (1990-1995).
                                                Senior Vice President and Chief Financial Officer, W. S.
                                                Griffith & Co., Inc. (1992-1995) and Townsend Financial
                                                Advisers, Inc. (1993-1995). Vice President, the National
                                                Affiliated Investment Companies (until 1993).

                             Positions Held                         Principal Occupations
Name, Address and Age        With the Fund                         During the Past 5 Years
---------------------        --------------                        -----------------------
Leonard J. Saltiel (44)     Vice              Managing Director, Operations and Service, (1996-present),
                            President         Senior Vice President (1994-1996), Phoenix Equity Planning
                                              Corporation. Vice President, Phoenix Funds (1994-present),
                                              Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present), Phoenix-Aberdeen Series Fund (1996-present). Vice
                                              President, National Securities & Research Corporation (1994-
                                              1996). Vice President, Investment Operations, Phoenix Home
                                              Life Mutual Insurance Company (1994-1995). Various
                                              positions with Home Life Insurance Company and Phoenix
                                              Home Life Mutual Insurance Company (1987-1994).

Pierre G. Trinque (42)      Vice              Managing Director, Large Cap Growth Team (1997-present),
                            President         Managing Direcor, Director of Equity Research (1996-1997),
                                              Senior Research Analyst (1996) and Associate Portfolio
                                              Manager--Institutional Funds (1992-1995), Phoenix
                                              Investment Counsel, Inc. Vice President, The Phoenix Edge
                                              Series Fund (1997-present), Phoenix Series Fund (1997-
                                              present), Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1997-present), Phoenix Multi-Portfolio Fund (1998-present)
                                              and Phoenix Worldwide Opportunities Fund (1998-present).

Nancy G. Curtiss (45)       Treasurer         Vice President, Fund Accounting (1994-present) and Treasurer
                                              (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                              Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                              Institutional Mutual Funds (1996-present), Phoenix-Aberdeen
                                              Series Fund (1996-present). Second Vice President and
                                              Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                              Insurance Company (1994-1995). Various positions with Phoenix
                                              Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (50)       Secretary         Vice President and General Manager, Phoenix Home Life
101 Munson Street                             Mutual Insurance Co. (1993-present). Vice President, Mutual
Greenfield, MA 01301                          Fund Customer Service (1996-present), Vice President,
                                              Transfer Agency Operations (1993-1996), Phoenix Equity
                                              Planning Corporation. Secretary/Clerk, Phoenix Funds (1993-
                                              present), Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1996-present) and Phoenix-Aberdeen Series Fund (1996-
                                              present).


-----------
 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


**Pursuant to the retirement policy of the Phoenix Funds, Messrs. Morris and Roth will retire from the Board of Trustees effective January 1, 1999.


     For services rendered to the Fund for the fiscal year ended June 30, 1998, the Trustees received aggregate remuneration of $19,397. For service on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustees costs are allocated equally to each of the Series and Funds within the complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meetings attended. Officers and employees of the Adviser who are "interested persons" are compensated for their services by the Adviser and receive no compensation from the Fund.

     For the Fund's last fiscal year, the Trustees received the following compensation:


                                                                                               Total
                                                                                           Compensation
                                                  Pension or                               From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Directors
------------------------   --------------   ---------------------   -----------------   ------------------
Robert Chesek                 $  1,495                                                        $54,750
E. Virgil Conway+             $  2,044                                                        $75,000
Harry Dalzell-Payne+          $  1,819                                                        $67,000
Francis E. Jeffries           $  1,525*                                                       $56,250
Leroy Keith, Jr.              $  1,553               None                  None               $57,250
Philip R. McLoughlin+         $      0             for any               for any              $     0
Everett L. Morris+            $  1,790*                                                       $66,000
James M. Oates+               $  1,790             Trustee               Trustee              $66,000
Calvin J. Pedersen            $      0                                                        $     0
Herbert Roth, Jr.+            $  2,102*                                                       $77,000
Richard E. Segerson           $  1,808                                                        $66,250
Lowell P. Weicker, Jr.        $  1,808                                                        $66,250


---------

*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At July 1, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $99,645, $141,647 and $142,534, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.



     On September 10, 1998, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

Principal Shareholders

     The following table sets forth information as of September 10, 1998 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.



                                                                                    Percent
              Name of shareholder                   Class      Number of shares     of Class
              -------------------                  -------     ----------------     --------
Trustees of Phoenix Savings & Investment Plan     Class A          813,147.210        5.57%
100 Bright Meadow Blvd.
Enfield, CT 06082


                                OTHER INFORMATION

Independent Accountants


     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund (the "Accountants"). The Accountants audit the Fund's annual financial statements and express an opinion thereon.


Custodian and Transfer Agent


     Brown Brothers Harriman & Co., having its principal place of business at 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Fund's assets (the "Custodian"). Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $14.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

Report to Shareholders


     The fiscal year of the Fund ends on June 30. The Fund will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.


Financial Statements



     The Financial Statements for the Fund's fiscal year ended June 30, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

Phoenix Worldwide Opportunities Fund
--------------------------------------------------------

                          INVESTMENTS AT JUNE 30, 1998

                                                                           SHARES      VALUE
                                                                          --------  ------------
COMMON STOCKS--29.7%
  Airtouch Communications, Inc. (Telecommunications (Cellular/
    Wireless)) (b)....................................................     27,600   $  1,612,875
  AT&T Corp. (Telecommunications (Long Distance)).....................     26,800      1,530,950
  BMC Software, Inc. (Computers (Software & Services)) (b)............     15,600        810,225
  Boeing Co. (Aerospace/Defense)......................................     11,900        530,294
  Bristol-Myers Squibb Co. (Health Care (Diversified))................      9,600      1,103,400
  Cardinal Health, Inc. (Healthcare (Diversified))....................      6,400        600,000
  Computer Associates International, Inc. (Computers (Software &
    Services)) (c)....................................................     18,500      1,027,906
  Compuware Corp. (Computers (Software & Services)) (b)...............     20,400      1,042,950
  CVS Corp. (Retail (Drug Stores))....................................     44,400      1,728,825
  Diamond Offshore Drilling, Inc. (Oil & Gas (Drilling &
    Equipment)).......................................................      4,100        164,000
  FDX Corp. (Air Freight) (b).........................................     21,000      1,317,750
  FNMA (Financial (Diversified))......................................     11,700        710,775
  Gannett Co., Inc. (Publishing (Newspapers)).........................     23,400      1,662,863
  General Electric Co. (Electrical Equipment).........................     18,000      1,638,000
  Hartford Life, Inc. Class A (Insurance (Life/ Health))..............     17,000        967,937
  HBO & Co. (Computers (Software & Services)).........................     34,800      1,226,700
  HEALTHSOUTH Corp. (Health Care (Long Term Care)) (b)................     27,600        736,575
  Home Depot, Inc. (Retail (Building Supplies)).......................     34,400      2,857,350
  Household International, Inc. (Consumer Finance)....................      7,900        393,025
  Intel Corp. (Electronics (Semiconductors))..........................     12,000        889,500
  International Business Machines Corp. (Computers (Hardware))........     33,500      3,846,219
  Liberty Media Group (Broadcasting (Television, Radio & Cable))
    (b)...............................................................     78,000      3,027,375
  Medtronic, Inc. (Health Care (Medical Products & Supplies)).........     15,200        969,000
  Mellon Bank Corp. (Banks (Major Regional))..........................      6,100        424,712
  Microsoft Corp. (Computers (Software & Services)) (b)...............      3,400        368,475
  Monsanto Co. (Biotechnology)........................................     16,300        910,762
  New York Times Co. Class A (Publishing (Newspapers))................     21,500      1,703,875
  Norwest Corp. (Banks (Major Regional))..............................     34,500      1,289,437
  Omnicom Group, Inc. (Services (Advertising/ Marketing)).............     17,600        877,800
  Pfizer, Inc. (Healthcare (Drugs--Major Pharmaceuticals))............     11,600      1,260,775
  Procter & Gamble Co. (Personal Care)................................      6,100        555,481
  Rite Aid Corp. (Retail (Drug Stores))...............................     29,700      1,115,606
  Safeway, Inc. (Retail (Food Chains)) (b)............................     34,500      1,403,719

                                                                           SHARES      VALUE
                                                                          --------  ------------
COMMON STOCKS--CONTINUED
  Schering-Plough Corp. (Health Care (Drugs--Major
    Pharmaceuticals)).................................................     13,200   $  1,209,450
  Schlumberger Ltd. (Oil & Gas (Drilling & Equipment))................     12,300        840,244
  Solectron Corp. (Electronics (Component Distribution)) (b)..........     32,000      1,346,000
  Southtrust Corp. (Banks (Major Regional))...........................     60,000      2,610,000
  Sprint Corp. (Telecommunications (Long Distance))...................     24,300      1,713,150
  Staples, Inc. (Retail (Specialty)) (b)..............................     27,300        789,994
  Tandy Corp. (Retail (Computers & Electronics))......................      5,500        291,844
  Thermo Electron Corp. (Manufacturing (Diversified)) (b).............      1,500         51,281
  Travelers Group, Inc. (Insurance (Multi-Line))......................     10,500        636,563
  Tyco International Ltd. (Manufacturing (Diversified))...............     16,900      1,064,700
  U.S. Bancorp (Banks (Major Regional))...............................     22,400        963,200
  USA Waste Services, Inc. (Waste Management) (b).....................     20,400      1,007,250
  Warner-Lambert Co. (Healthcare (Diversified)).......................     32,700      2,268,563
  Washington Post Co. Class B (Publishing (Newspapers))...............      2,900      1,670,400
  Watson Pharmaceuticals, Inc. (Healthcare (Diversified)) (b).........     18,000        840,375
                                                                                    ------------
                                                                                      57,608,150
                                                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost $50,022,317)...................................................    57,608,150
                                                                                    ------------
FOREIGN COMMON STOCKS--66.2%
AUSTRALIA--0.5%
  Westpac Banking Corporation Ltd. (Banks (Major Regional))...........    153,000        933,239
                                                                                    ------------
BELGIUM--0.7%
  KBC Bancassurance Holding NV (Banks (Major Regional))...............     16,000      1,431,873
                                                                                    ------------
BRAZIL--0.6%
  Telecomunicacoes Brasileiras SA Sponsored ADR (Telephone)...........     10,600      1,157,388
                                                                                    ------------
CANADA--0.8%
  Bank of Montreal (Banks (Money Center)).............................     26,800      1,476,192
                                                                                    ------------
FINLAND--2.2%
  Merita PLC Class A (Banks (Major Regional)).........................     72,800        480,337
  Raisio Group PLC (Foods)............................................    149,000      2,704,904
  Tieto Corp. Class B (Computers (Software & Services))...............     13,800      1,048,869
                                                                                    ------------
                                                                                       4,234,110
                                                                                    ------------

4                      See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
- ------------------------------------------------------

                                                                           SHARES      VALUE
                                                                          --------  ------------
FRANCE--9.8%
  Alcatel Alsthom (Telecommunications (Cellular/Wireless))............     15,200   $  3,094,791
  Alstom (Machinery (General Industrial)) (b).........................     45,500      1,497,594
  Atos SA (Computers (Software & Services)) (b).......................      4,000        959,307
  AXA SA (Insurance (Multi-Line)).....................................     22,700      2,553,080
  Banque National de Paris (Banks (Money Center)).....................     42,300      3,456,185
  Coflexip SA (Oil & Gas (Field Services))............................      8,000        979,155
  Galeries Lafayette (Retail (General Merchandise))...................      1,360      1,356,394
  Pinault-Printemps-Redoute SA (Retail (General Merchandise)).........      1,230      1,029,403
  Rhodia SA (Chemicals (Diversified)) (b).............................      7,000        195,202
  Scor SA (Insurance (Multi-Line))....................................      7,500        475,725
  Societe Generale Class A (Banks (Money Center)).....................     16,400      3,409,642
                                                                                    ------------
                                                                                      19,006,478
                                                                                    ------------
GERMANY--4.3%
  Adidas-Salomon AG (Footwear)........................................      5,950      1,036,700
  Bayerische Motoren Werke AG (Automobiles)...........................      1,200      1,213,276
  Bayerische Motoren Werke AG-New (Automobiles) (b)...................        360        358,997
  Deutsche Lufthansa AG (Airlines)....................................     93,100      2,344,224
  Mannesmann AG (Machinery (General Industrial))......................     17,000      1,747,062
  Muenchener Rueckversicherungs-Gesellschaft AG (Insurance
    (Life/Health))....................................................      3,500      1,737,367
                                                                                    ------------
                                                                                       8,437,626
                                                                                    ------------
HONG KONG--0.0%
  Henderson China Holding Ltd. (Real Estate)..........................        768            300
                                                                                    ------------
HUNGARY--0.6%
  Magyar Tavkozlesi Rt. Unsponsored ADR (Telecommunications (Long
    Distance))........................................................     36,600      1,077,413
                                                                                    ------------
IRELAND--0.4%
  Elan Corp. PLC Sponsored ADR (Health Care (Medical Products &
    Supplies)) (b)....................................................     11,670        750,527
                                                                                    ------------
ITALY--6.4%
  Banca Fideuram SPA (Financial (Diversified))........................    140,400        800,514
  Banca Popolare di Brescia (Financial (Diversified)).................     52,000        982,926
  Ericsson SPA (Communications Equipment).............................     25,000      1,480,971
  Istituto Mobiliare Italiano SPA (Diversified Miscellaneous).........    119,400      1,880,791
  La Fondiaria Assicurazioni (Insurance (Multi-Line)).................    147,800        848,943
  Mediaset SPA (Publishing)...........................................    129,900        829,071
  Mediolanum SPA (Insurance (Multi-Line)).............................     46,000      1,459,537
  Telecom Italia Mobile di Risp SPA (Communications Equipment)........    235,000        793,227
                                                                           SHARES      VALUE
                                                                          --------  ------------
ITALY--CONTINUED
  Telecom Italia Mobile SPA (Communications Equipment)................    309,000   $  1,889,584
  Telecom Italia SPA (Communications Equipment).......................    209,500      1,542,183
                                                                                    ------------
                                                                                      12,507,747
                                                                                    ------------
MEXICO--1.8%
  Cemex SA de C.V. Class B (Building Materials).......................    112,785        497,025
  Coca-Cola Femsa SA Sponsored ADR (Beverages (Non-Alcoholic)) (c)....     64,800      1,125,900
  Grupo Financiero Bancomer SA de C.V. Class B (Banks (Major
    Regional))........................................................    930,000        346,704
  Telefonos de Mexico SA Sponsored ADR Class L (Telephone)............     33,500      1,610,094
                                                                                    ------------
                                                                                       3,579,723
                                                                                    ------------
NETHERLANDS--6.6%
  AKZO Nobel NV (Chemicals)...........................................      9,500      2,111,817
  Getronics NV (Computers (Software & Services))......................     28,600      1,483,271
  IHC Caland NV (Oil & Gas (Drilling & Equipment))....................     21,800      1,227,055
  ING Groep NV (Financial (Diversified))..............................     38,000      2,488,226
  Philips Electronics NV NY Reg. Shares (Electrical Equipment)........     16,100      1,368,500
  Vedior NV (Professional Services)...................................     38,978      1,101,766
  Vendex International NV (Retail (General Merchandise))..............     39,500      1,485,459
  VNU-Verenigd Bezit NV (Publishing)..................................     42,500      1,543,958
                                                                                    ------------
                                                                                      12,810,052
                                                                                    ------------
NORWAY--0.8%
  Merkantildata ASA (Computers (Software & Services)).................    121,000      1,529,542
                                                                                    ------------
PERU--0.3%
  Telefonica del Peru SA Sponsored ADR (Telephone)....................     31,000        633,563
                                                                                    ------------
POLAND--0.2%
  Amica Wronki SA (Retail (General Merchandise)) (b)..................     29,094        288,686
                                                                                    ------------
PORTUGAL--2.1%
  Brisa-Auto Estradas de Portugal SA (Transportation (Truckers))......      2,500        106,919
  Portugal Telecom SA (Communications Equipment)......................     35,200      1,865,569
  Telecel-Comunicacoes Pessoais SA (Telecommunications
    (Cellular/Wireless))..............................................     12,000      2,130,792
                                                                                    ------------
                                                                                       4,103,280
                                                                                    ------------
SPAIN--3.8%
  Banco Popular Espanol SA (Banks (Major Regional))...................     25,600      2,187,262
  Banco Santander SA (Banks (Money Center))...........................     80,800      2,071,592

                       See Notes to Financial Statements                       5

PHOENIX WORLDWIDE OPPORTUNITIES FUND
- ------------------------------------------------------

                                                                           SHARES      VALUE
                                                                          --------  ------------
SPAIN--CONTINUED
  Telefonica SA (Telephone)...........................................     67,418   $  3,122,304
                                                                                    ------------
                                                                                       7,381,158
                                                                                    ------------
SWEDEN--1.6%
  ForeningsSparbanken AB (Banks (Major Regional)).....................     23,300        701,196
  Mandamus AB (Real Estate Development) (b)...........................      1,165          7,304
  Skandia Forsakrings AB (Insurance (Multi-Line)).....................    161,500      2,308,604
                                                                                    ------------
                                                                                       3,017,104
                                                                                    ------------
SWITZERLAND--4.6%
  Novartis AG Registered Shares (Health Care (Drugs-Major
    Pharmaceuticals)).................................................      1,990      3,311,397
  Schweizerische Lebensversicherungs-und Retenanstalt (Insurance
    (Life/Health))....................................................      2,030      1,718,422
  Schweizerische Rueckersicherungs-Gesellschaft Registered (Insurance
    (Life/ Health))...................................................        100        252,899
  Zurich Verschierungs-Gesellchaft Registered Shares (Insurance
    (Multi-Line)).....................................................      5,820      3,714,216
                                                                                    ------------
                                                                                       8,996,934
                                                                                    ------------
UNITED KINGDOM--18.1%
  British Aerospace PLC (Aerospace/Defense)...........................    438,800      3,367,838
  Cable & Wireless Communications PLC (Telecommunications (Cellular/
    Wireless)) (b)....................................................    283,900      2,872,916
  Compass Group PLC (Foods)...........................................    216,000      2,486,735
  GKN PLC (Auto Parts & Equipment)....................................    150,000      1,899,590
  Granada Group PLC (Leisure Time (Products)).........................     43,000        792,071
  Kingfisher PLC (Retail (General Merchandise)).......................     44,600        722,572
  Legal & General Group PLC (Financial (Diversified)).................    273,000      2,910,652
  Lloyds TSB Group PLC (Financial (Diversified))......................    253,800      3,544,409
  Misys PLC (Computers (Software & Services)).........................     32,157      1,829,066
  National Express Group PLC (Railroads)..............................     22,400        361,972
  Next PLC (Retail (General Merchandise)).............................    185,500      1,597,057
  Norwich Union PLC (Insurance (Life/ Health))........................    120,000        873,961
  Rentokil Initial PLC (Services (Commercial & Consumer)).............    330,000      2,375,863
  SEMA Group PLC (Telecommunications (Cellular/Wireless)).............     47,200        561,117
                                                                           SHARES      VALUE
                                                                          --------  ------------
UNITED KINGDOM--CONTINUED
  Siebe PLC (Electrical Equipment)....................................     66,000   $  1,320,352
  SmithKline Beecham PLC (Health Care (Drugs (Major
    Pharmaceuticals)).................................................     62,120        756,107
  Stagecoach Holdings PLC (Transportation (Services)).................     95,200      2,052,231
  Vodafone Group PLC (Telecommunications (Cellular/Wireless)).........    206,900      2,627,071
  Williams PLC (Manufacturing (Diversified))..........................    190,500      1,231,667
  WPP Group PLC (Services (Advertising/ Marketing))...................    148,500        977,463
                                                                                    ------------
                                                                                      35,160,710
                                                                                    ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $88,683,231)...................................................   128,513,645
                                                                                    ------------
FOREIGN PREFERRED STOCKS--3.3%
GERMANY--3.3%
  SAP AG Vorzug Pfd. (Computers (Software & Services))................      9,400      6,379,395
                                                                                    ------------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $2,286,840)....................................................     6,379,395
                                                                                    ------------
TOTAL LONG-TERM INVESTMENTS --99.2%
  (Identified cost $140,992,388)..................................................   192,501,190
                                                                                    ------------

                                                              STANDARD
                                                              & POOR'S    PAR
                                                               RATING    VALUE
                                                              (UNAUDITED)  (000)
                                                              --------  --------
SHORT-TERM OBLIGATIONS--1.9%
COMMERCIAL PAPER--1.9%
  Greenwich Funding Corp.
    6.50%, 7/1/98...........................................  A-1+      $  3,005     3,005,000
  Asset Securitization Corp.
    5.67%, 7/7/98...........................................  A-1+           285       284,731
  Enterprise Funding Corp.
    5.54%, 7/15/98..........................................  A-1            469       467,989
                                                                                  ------------
                                                                                     3,757,720
                                                                                  ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $3,757,720)..................................................     3,757,720
                                                                                  ------------

TOTAL INVESTMENTS--101.1%
  (Identified cost $144,750,108)................................................   196,258,910(a)

  Cash and receivables, less liabilities--(1.1%)................................    (2,215,559)
                                                                        ------------
NET ASSETS--100.0%....................................................  $194,043,351
                                                                        ------------
                                                                        ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $53,055,631 and gross depreciation of $2,098,446 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $145,301,725.
(b)  Non-income producing.
(c)  Segregated as collateral for forward currency contracts.

6                      See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
- ------------------------------------------------------

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense.................................         2.0%
Air Freight.......................................         0.7
Airlines..........................................         1.2
Auto Parts & Equipment............................         1.0
Automobiles.......................................         0.8
Banks (Major Regional)............................         5.9
Banks (Money Center)..............................         5.4
Beverages (Non-Alcoholic).........................         0.6
Biotechnology.....................................         0.5
Broadcasting (Television, Radio & Cable)..........         1.6
Building Materials................................         0.3
Chemicals.........................................         1.1
Chemicals (Diversified)...........................         0.1
Communications Equipment..........................         3.9
Computers (Software & Services)...................         9.2
Computers (Hardware)..............................         2.0
Consumer Finance..................................         0.2
Diversified Miscellaneous.........................         1.0
Electrical Equipment..............................         2.2
Electronics (Component Distribution)..............         0.7
Electronics (Semiconductors)......................         0.5
Financial (Diversified)...........................         5.9
Foods.............................................         2.7
Footwear..........................................         0.5
Health Care (Diversified).........................         2.5
Health Care (Drugs--Major Pharmaceuticals)........         3.4
Health Care (Long Term Care)......................         0.4
Health Care (Medical Products & Supplies).........         0.9
Insurance (Life/Health)...........................         2.9
Insurance (Multi-Line)............................         6.2%
Leisure Time (Products)...........................         0.4
Machinery (General Industrial)....................         1.7
Manufacturing (Diversified).......................         1.2
Oil & Gas (Drilling & Equipment)..................         1.2
Oil & Gas (Field Services)........................         0.5
Personal Care.....................................         0.3
Professional Services.............................         0.6
Publishing........................................         1.2
Publishing (Newspapers)...........................         2.6
Railroads.........................................         0.2
Real Estate Development...........................         0.0
Retail (Building Supplies)........................         1.5
Retail (Computers & Electronics)..................         0.2
Retail (Drug Stores)..............................         1.5
Retail (Food Chains)..............................         0.7
Retail (General Merchandise)......................         3.4
Retail (Specialty)................................         0.4
Services (Advertising/Marketing)..................         1.0
Services (Commercial & Consumer)..................         1.2
Telecommunications (Long Distance)................         2.2
Telecommunications (Cellular/Wireless)............         6.6
Telephone.........................................         3.4
Transportation (Services).........................         1.1
Truckers..........................................         0.1
Waste Management..................................         0.5
                                                         -----
                                                         100.0%
                                                         -----
                                                         -----

                       See Notes to Financial Statements                       7

PHOENIX WORLDWIDE OPPORTUNITIES FUND
- ------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998

ASSETS
Investment securities at value
  (Identified cost $144,750,108)                              $  196,258,910
Cash                                                                  12,249
Foreign currency at value (Identified cost $52)                           45
Receivables
  Investment securities sold                                         594,734
  Dividends and interest                                             243,512
  Fund shares sold                                                   118,305
  Tax reclaim                                                        141,902
                                                              --------------
    Total assets                                                 197,369,657
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,024,086
  Fund shares repurchased                                            660,216
  Closed foreign currency contracts                                  270,349
  Investment advisory fee                                            117,311
  Transfer agent fee                                                  73,087
  Financial agent fee                                                 14,907
  Distribution fee                                                    45,566
  Trustees' fee                                                        2,874
Accrued expenses                                                     117,910
                                                              --------------
    Total liabilities                                              3,326,306
                                                              --------------
NET ASSETS                                                    $  194,043,351
                                                              --------------
                                                              --------------

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  131,259,597
Distributions in excess of net investment income                    (420,414)
Accumulated net realized gain                                     11,697,612
Net unrealized appreciation                                       51,506,556
                                                              --------------
NET ASSETS                                                    $  194,043,351
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $183,188,428)               14,768,288
Net asset value per share                                             $12.40
Offering price per share
  $12.40/(1-4.75%)                                                    $13.02
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,854,923)                   901,909
Net asset value and offering price per share                          $12.04

                            STATEMENT OF OPERATIONS
                                 JUNE 30, 1998

INVESTMENT INCOME
Dividends                                                     $   2,525,050
Interest                                                            436,712
Foreign taxes withheld                                             (197,776)
                                                              -------------
    Total investment income                                       2,763,986
                                                              -------------

EXPENSES
Investment advisory fee                                           1,278,505
Distribution fee--Class A                                           403,413
Distribution fee--Class B                                            91,030
Financial agent fee                                                  97,030
Transfer agent                                                      328,305
Custodian                                                           160,845
Professional                                                         39,466
Registration                                                         33,903
Printing                                                             21,878
Trustees                                                             15,271
Miscellaneous                                                        12,477
                                                              -------------
    Total expenses                                                2,482,123
                                                              -------------
NET INVESTMENT INCOME                                               281,863
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  17,923,154
Net realized loss on foreign currency transactions               (2,049,704)
Net change in unrealized appreciation (depreciation) on
  investments                                                    31,381,926
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                (86,223)
                                                              -------------
NET GAIN ON INVESTMENTS                                          47,169,153
                                                              -------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  47,451,016
                                                              -------------
                                                              -------------

8                      See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
- ------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 1998   JUNE 30, 1997
                                                              --------------  --------------
FROM OPERATIONS
  Net investment income                                        $    281,863    $    465,980
  Net realized gain                                              15,873,450      15,784,753
  Net change in unrealized appreciation                          31,295,703       3,210,431
                                                              --------------  --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               47,451,016      19,461,164
                                                              --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                                 (1,559,972)       (547,706)
  Net investment income--Class B                                    (82,470)         (3,491)
  Net realized capital gains--Class A                           (16,213,603)    (10,600,864)
  Net realized capital gains--Class B                              (923,384)       (464,200)
  In excess of net investment income--Class A                      (334,226)        (36,512)
  In excess of net investment income--Class B                       (17,669)           (233)
                                                              --------------  --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS     (19,131,324)    (11,653,006)
                                                              --------------  --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (1,700,588 and 7,287,155
    shares, respectively)                                        19,328,353      73,684,613
  Net asset value of shares issued from reinvestment of
    distributions
    (1,716,156 and 1,017,922 shares, respectively)               16,423,613       9,812,762
  Cost of shares repurchased (2,883,240 and 8,259,993
    shares, respectively)                                       (32,460,031)    (83,959,118)
                                                              --------------  --------------
Total                                                             3,291,935        (461,743)
                                                              --------------  --------------
CLASS B
  Proceeds from sales of shares (234,656 and 294,976 shares,
    respectively)                                                 2,624,751       2,922,714
  Net asset value of shares issued from reinvestment of
    distributions (100,820 and 40,165 shares, respectively)         939,638         381,165
  Cost of shares repurchased (232,300 and 99,485 shares,
    respectively)                                                (2,549,881)       (994,110)
                                                              --------------  --------------
Total                                                             1,014,508       2,309,769
                                                              --------------  --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                  4,306,443       1,848,026
                                                              --------------  --------------
  NET INCREASE IN NET ASSETS                                     32,626,135       9,656,184
NET ASSETS
  Beginning of period                                           161,417,216     151,761,032
                                                              --------------  --------------
  END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET
    INVESTMENT INCOME AND UNDISTRIBUTED NET INVESTMENT
    INCOME OF ($420,414) AND $1,360,579, RESPECTIVELY)         $194,043,351    $161,417,216
                                                              --------------  --------------
                                                              --------------  --------------

                       See Notes to Financial Statements                       9

PHOENIX WORLDWIDE OPPORTUNITIES FUND
- ------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                             CLASS A
                                                                -----------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                                                  1998          1997          1996          1995          1994
                                                                ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period                            $   10.75     $   10.29     $    9.04     $  10.17      $    8.00
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                                       0.02          0.03(1)      (0.02)(1)     0.01(1)        0.01
  Net realized and unrealized gain                                   2.97          1.25          1.87         0.56           2.19
                                                                ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS                                 2.99          1.28          1.85         0.57           2.20
                                                                ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                              (0.13)        (0.04)           --           --          (0.03)
  Dividends from net realized gains                                 (1.20)        (0.78)        (0.60)       (1.37)            --
  In excess of net investment income                                (0.01)           --            --           --             --
  In excess of net realized gains                                      --            --            --        (0.33)            --
                                                                ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                                             (1.34)        (0.82)        (0.60)       (1.70)         (0.03)
                                                                ---------     ---------     ---------     ---------     ---------
Change in net asset value                                            1.65          0.46          1.25        (1.13)          2.17
                                                                ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                                  $   12.40     $   10.75     $   10.29     $   9.04      $   10.17
                                                                ---------     ---------     ---------     ---------     ---------
                                                                ---------     ---------     ---------     ---------     ---------
Total return(2)                                                     31.45%        13.40%        21.39%        6.53%         27.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $183,188      $153,005      $146,052     $126,481       $118,707
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                 1.42%         1.53%         1.60%        1.80%          1.50%
  Net investment income (loss)                                       0.21%         0.34%        (0.19)%       0.16%          0.09%
Portfolio turnover                                                    156%          234%          245%         277%           259%

                                                                                                 CLASS B
                                                                           ---------------------------------------------------
                                                                                                                       FROM
                                                                                                                     INCEPTION
                                                                                                                      7/15/94
                                                                                    YEAR ENDED JUNE 30,                 TO
                                                                             1998          1997          1996        06/30/95
                                                                           ---------     ---------     ---------     ---------
Net asset value, beginning of period                                       $   10.53     $   10.14     $    8.98     $  10.40
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                                                 (0.06)        (0.03)(1)     (0.08)(1)    (0.02)(1)
  Net realized and unrealized gain                                              2.90          1.21          1.84         0.30
                                                                           ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS                                            2.84          1.18          1.76         0.28
                                                                           ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                                         (0.11)        (0.01)           --           --
  Dividends from net realized gains                                            (1.20)        (0.78)        (0.60)       (1.37)
  In excess of net investment income                                           (0.02)           --            --           --
  In excess of net realized gains                                                 --            --            --        (0.33)
                                                                           ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                                                        (1.33)        (0.79)        (0.60)       (1.70)
                                                                           ---------     ---------     ---------     ---------
Change in net asset value                                                       1.51          0.39          1.16        (1.42)
                                                                           ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                                             $   12.04     $   10.53     $   10.14     $   8.98
                                                                           ---------     ---------     ---------     ---------
                                                                           ---------     ---------     ---------     ---------
Total return(2)                                                                30.61%        12.46%        20.50%        3.54%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                        $10,855        $8,412        $5,709     $  2,849
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                            2.17%         2.29%         2.34%        2.61%(4)
  Net investment income (loss)                                                 (0.54)%       (0.35)%       (0.86)%      (0.33)%(4)
Portfolio turnover                                                               156%          234%          245%         277%

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) Not annualized.
(4) Annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

10                     See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Worldwide Opportunities Fund ("the Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  Effective June 1, 1998, National Securities and Research Corporation assigned its investment advisory agreement to Phoenix Investment Counsel, Inc. ("PIC"), both an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (CONTINUED)

("PHL"). PIC is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund for the first $1 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $9,838 for Class A shares and deferred sales charges of $27,065 for Class B shares for the year ended June 30, 1998. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 1998, approximately $196,013 was retained by the Distributor, $285,398 was paid to unaffiliated participants and $13,032 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.005% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 1998, transfer agent fees were $328,305 of which PEPCO retained $122,891 which is net of the fees paid to State Street.

  At June 30, 1998, PHL and affiliates held 195 Class A shares and 2 Class B shares of the Fund with a combined value of $2,430.

3. PURCHASE AND SALE OF SECURITIES

  Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1998 aggregated $258,729,907 and $268,779,128 respectively. There were no purchases or sales of long-term U.S. Government securities.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. RECLASS OF CAPITAL ACCOUNTS

  The Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. For the year ended June 30, 1998, the Fund has decreased undistributed net investment income by $68,519 and increased accumulated net realized gains by $68,519.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended June 30, 1998, the Fund distributed long-term capital gains dividends of $9,139,661.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                    [LOGO]

To the Trustees and Shareholders of
Phoenix Worldwide Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Worldwide Opportunities Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
August 7, 1998

                      PHOENIX WORLDWIDE OPPORTUNITIES FUND
                           PART C--OTHER INFORMATION


Item 24. Financial Statements and Exhibits


   (a) Financial Statements:
          Included in Part A: Financial Highlights


          Included in Part B: Financial Statements and Notes thereto, and Report of Independent Accountants are in-cluded in the Annual Report to Shareholders for the year ended June 30, 1998, incorporated by reference



 (b) Exhibits:


   1.1       Declaration of Trust of the Registrant, previously filed and filed via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and herein incorporated by reference.

   1.2       Amendment to Declaration of Trust designating Classes of Shares, filed via EDGAR with Post-Effective
             Amendment No. 61 on October 30, 1995, incorporated herein by reference.

   2.1       By-laws of the Registrant, previously filed and filed via EDGAR with Post-Effective Amendment No. 63 on
             October 24, 1997 and herein incorporated by reference.

    3.       None.

    4.       Reference is made to Article V of Registrant's Declaration of Trust, as amended, referred to in Exhibit 1.1.

   5.1       Management Agreement between Registrant and National Securities & Research Corporation dated May 14, 1993 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed with Post-Effective Amendment
             No. 58 on August 30, 1993 and filed via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and herein incorporated by reference.

   5.2       Amendment to Management Agreement between Registrant and National Securities & Research Corporation,
             dated January 1, 1994 and assigned to Phoenix Investment Counsel, Inc. effective June 1, 1998, filed via EDGAR with Post-Effective Amendment No. 61 on October 30, 1995, incorporated herein by reference.

   6.1*      Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning")
             dated November 19, 1997 and filed via EDGAR herewith, herein incorporated by reference.

   6.2*      Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR herewith.

   6.3*      Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR herewith.

   6.4*      Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR herewith.

    7.       None.

    8.       Custody Agreement between Registrant and Brown Brothers Harriman & Co. dated August 11, 1994, filed with Post-
             Effective Amendment No. 60 on October 26, 1994 and filed via EDGAR with Post-Effective Amendment No. 63 on
             October 24, 1997 and incorporated herein by reference.

   9.1       Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated
             June 1, 1994, filed with Post-Effective Amendment No. 60 on October 26, 1994 and filed via EDGAR with Post-
             Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.

   9.2*      Sub-transfer Agent Agreement between Equity Planning and State Street Bank and Trust Company dated June
             1, 1994 filed herewith via EDGAR.

   9.3*      Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
             Corporation dated November 19, 1997 and filed via EDGAR herewith.

   9.4*      First Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity
             Planning Corporation dated March 23, 1998 and filed via EDGAR herewith.

   9.5*      Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix
             Equity Planning Corporation dated July 31, 1998 and filed via EDGAR herewith.

   10.       Opinion as to legality of the shares filed via EDGAR with Post Effective Amendment No. 61 on October 30, 1995, incorporated herein by reference.

   11.*      Consent of Independent Accountants filed via EDGAR herewith.

    12.       Not applicable.
    13.       None.
    14.       None.
  15.1        Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class A Shares filed via EDGAR with Post-
              Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.
  15.2        Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class B Shares filed with Post-Effective
              Amendment No. 63 on October 24, 1997 and incorporated herein by reference.
    16.       Schedule for computation of total return, previously filed with Post-Effective Amendment No. 60 on October 26,
              1994 and filed via EDGAR with Post-Effective Amendment No. 63 on October 24, 1997 and incorporated herein by reference.
   17.*       Financial Data Schedule filed herewith and reflected on EDGAR as Exhibit 27.
  18.1*       Amended and Restated Plan Pursuant to Rule 18f-3 effective July 1, 1997, filed via EDGAR herewith.
  18.2*       First Amendment to the Amended and Restated Plan Pursuant to Rule 18f-3 effective August 26, 1998 filed via EDGAR herewith.
    19.       Powers of attorney filed via EDGAR with Post-Effective Amendment No. 62 on October 29, 1996, incorporated herein by reference.


-----------

*Filed herewith


Item 25. Persons Controlled by or Under Common Control With Registrant No person is controlled by, or under common control, with the Registrant.


Item 26. Number of Holders of Securities
         As of August 31, 1998, the number of record holders of each class of securities of the Registrant was as follows:





Title of Class                        Number of Record-holders
Shares of Beneficial Interest--Class A     13,047
Shares of Beneficial Interest--Class B      1,250




Item 27. Indemnification
         Registrant's indemnification provision is set forth in Post-Effective Amendment No. 58 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.

Item 28. Business and Other Connections of Investment Adviser
         See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Trustees and Officers" in the Statement of Additional Information which is included in this Post-Effective Amendment.
         For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Advisers' current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

Item 29. Principal Underwriter

     (a) Equity Planning also serves as the principal underwriter for the following other investment companies:


     Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Multi-Portfolio Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Strategic Equity Series Fund, Phoenix Equity Series Fund, Phoenix-Aberdeen Series Fund, Phoenix-Engemann Funds, Phoenix Investment Trust 97, Phoenix-Seneca Funds, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, and PHL Variable Separate Account MVAI.

(b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:



         Name and               Position and Offices         Position and Offices
    Principal Address             with Distributor             with Registrant
    -----------------             ----------------             ---------------
Michael E. Haylon           Director                      Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President        Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer            Director, Senior Vice         Vice President
100 Bright Meadow Blvd.     President, Chief
P.O. Box 2200               Financial Officer and
Enfield, CT 06083-2200      Treasurer

John F. Sharry              Executive Vice                Executive Vice President
100 Bright Meadow Blvd.     President, Retail
P.O. Box 2200               Distribution
Enfield, CT 06083-2200

Leonard J. Saltiel          Managing Director,            Vice President
56 Prospect Street          Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne            Vice President, Mutual        Secretary
101 Munson Street           Fund Customer Service
Greenfield, MA 01301

Nancy G. Curtiss            Vice President and            Treasurer
56 Prospect Street          Treasurer,
P.O. Box 150480             Fund Accounting
Hartford, CT 06115-0480

Thomas N. Steenburg         Vice President, Counsel       Assistant Secretary
56 Prospect Street          and Secretary
Hartford, CT 06115

William E. Keen, III        Assistant Vice President,     Vice President
100 Bright Meadow Blvd.     Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200

Jacqueline Porter           Assistant Vice President      Assistant Treasurer
56 Prospect Street
Hartford, CT 06115


 (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 30. Location of Accounts and Records Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodian, Brown Brothers Harriman & Co. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address for the custodian is 40 Water Street, Boston, Massachusetts 02109.

Item 31. Management Services
         Not applicable.

Item 32. Undertakings
         (a) Not applicable.

         (b) Not applicable.
         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, and State of Connecticut on the 6th day of October, 1998.



                                        PHOENIX WORLDWIDE OPPORTUNITIES FUND


ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
        -----------------------------        ----------------------------------
        Thomas N. Steenburg                  Philip R. McLoughlin
        Assistant Secretary                  President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 6th day of October, 1998.




             Signature               Title
             ---------               -----

----------------------------
Robert Chesek*                       Trustee


----------------------------
E. Virgil Conway*                    Trustee


 /s/ Nancy G. Curtiss                Treasurer (principal financial and
----------------------------
Nancy G. Curtiss                     accounting officer)


----------------------------
Harry Dalzell-Payne*                 Trustee


----------------------------
Francis E. Jeffries*                 Trustee


----------------------------
Leroy Keith, Jr.*                    Trustee


/s/ Philip R. McLoughlin
----------------------------
Philip R. McLoughlin                 Trustee and President


----------------------------
Everett L. Morris*                   Trustee


----------------------------
James M. Oates*                      Trustee


----------------------------
Calvin J. Pedersen*                  Trustee


----------------------------
Herbert Roth, Jr.*                   Trustee


----------------------------
Richard E. Segerson*                 Trustee


----------------------------
Lowell P. Weicker, Jr.*              Trustee



By: /s/ Philip R. McLoughlin
--------------------------------
*Philip R. McLoughlin pursuant to powers of attorney filed previously.



                                      S-1(c)